UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

THE WET SEAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE WET SEAL, INC.

26972 Burbank

Foothill Ranch, California 92610

June 17, 2005

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of The Wet Seal, Inc. to be held at The Westin South Coast Plaza, 686 Anton Blvd., Costa Mesa, California, at 10:00 a.m., local time, on Wednesday, July 20, 2005.

During the Annual Meeting, the matters described in the accompanying Proxy Statement will be considered. In addition to the formal items of business to be brought before the Annual Meeting, there will be a report regarding the progress of the company and there will be an opportunity to ask questions of general interest to you as a stockholder.

I hope you will be able to join us at the Annual Meeting. Whether or not you expect to attend, you are urged to sign and return the enclosed proxy card in the envelope provided in order to make certain that your shares will be represented at the Annual Meeting.

Sincerely,

HENRY D. WINTERSTERN
Chairman of the Board of Directors

THE WET SEAL, INC.

26972 Burbank

Foothill Ranch, California 92610

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

JULY 20, 2005

10:00 a.m.

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of The Wet Seal, Inc. (the “Company”) will be held at The Westin South Coast Plaza, 686 Anton Blvd., Costa Mesa, California, on Wednesday, July 20, 2005 at 10:00 a.m., local time, or such other time and place to which the Annual Meeting may be adjourned or postponed, to consider and vote upon:

1.	The approval of an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 150,000,000 to 300,000,000;

2.	The approval of Amendment No. 1 to The Wet Seal, Inc. 2005 Stock Incentive Plan increasing the number of shares of Class A common stock available for issuance from 10,000,000 to 12,500,000;

3.	The election of a Board of Directors consisting of six directors to serve until the Company’s 2006 Annual Meeting of Stockholders. The Proxy Statement that accompanies this Notice includes the names of the nominees to be presented by the Board of Directors for election;

4.	The ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as independent auditors of the Company for fiscal year 2005; and

5.	Any other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on June 3, 2005 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting, during normal business hours, at the principal executive offices of the Company for a period of ten days prior to the Annual Meeting.

To assure that your shares will be represented at the Annual Meeting, please sign and promptly return the accompanying proxy card in the enclosed envelope. You may revoke your proxy at any time before it is voted.

If you have any questions about the proposals, including the procedures for voting your shares, please contact Douglas C. Felderman, the Executive Vice President and Chief Financial Officer of the Company, at (949) 699-3919.

BY ORDER OF THE BOARD OF DIRECTORS

JOEL N. WALLER

President and Chief Executive Officer

Foothill Ranch, California

Dated: June 17, 2005

i

ii

THE WET SEAL, INC.

26972 Burbank

Foothill Ranch, California 92610

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished by the Board of Directors of The Wet Seal, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at The Westin South Coast Plaza, 686 Anton Blvd., Costa Mesa, California, on Wednesday, July 20, 2005, beginning at 10:00 a.m., local time, and at any adjournments or postponements thereof. This Proxy Statement and related materials are first being mailed to stockholders on or about June 20, 2005.

Matters to be Voted Upon

The Annual Meeting has been called to consider and vote upon:

1.	The approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 150,000,000 to 300,000,000;

2.	The approval of Amendment No. 1 to The Wet Seal, Inc. 2005 Stock Incentive Plan increasing the number of shares of Class A common stock available for issuance from 10,000,000 to 12,500,000;

3.	The election of Sidney M. Horn, Harold D. Kahn, Kenneth M. Reiss, Alan Siegel, Joel N. Waller and Henry D. Winterstern to serve on the Board of Directors until the Company’s 2006 Annual Meeting. Each of the nominated individuals is a current member of the Company’s Board of Directors;

4.	The ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as independent auditors of the Company for fiscal year 2005; and

5.	Any other business as may properly come before the Annual Meeting.

Number of Common Shares Outstanding; Voting Rights

Only holders of record of the Company’s common stock at the close of business on June 3, 2005, the record date for this Proxy Statement, are entitled to receive notice of, and to vote at, the Annual Meeting. On that date, there were 44,630,141 shares of the Company’s Class A Common Stock, $0.10 par value per share, issued and outstanding. On that date, no shares of the Company’s Class B Common Stock, $0.10 par value per share, were issued and outstanding. There are currently no shares of common stock held as treasury stock. Holders of Class A Common Stock are entitled to one vote per share. There is no cumulative voting. While the Company has 24,600 shares of Series C Preferred Convertible Stock issued and outstanding, holders of the Series C Preferred Stock are not entitled to vote on the matters to be presented at the Annual Meeting.

Quorum; Voting Requirements

The presence, in person or by proxy, of the holders of a majority of the shares issued and outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting. Broker non-votes relate to shares of Class A Common Stock that are not voted by the broker or other nominee who is the record holder of the shares of Class A Common Stock because the broker or nominee has not been instructed by the beneficial owner to vote and the broker or nominee does not have the discretionary authority to vote on the matter.

Assuming that a quorum is present, (i) the affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting is required to approve the amendment to the Company’s Restated Certificate of Incorporation, (ii) the affirmative vote of the holders of a majority of the outstanding shares present or represented by proxy and entitled to vote at the Annual Meeting is required to (A) elect the nominees to the Board of Directors and (B) ratify the appointment of the independent auditors and (iii) the affirmative vote of the majority of the votes cast at the Annual Meeting is required to approve the amendment to the 2005 Stock Incentive Plan.

Voting Procedures; Abstentions; Non-Votes

The shares represented by each properly executed unrevoked proxy received in time for the Annual Meeting will be voted in accordance with the instructions specified therein. In the absence of instructions, each proxy will be voted FOR all six nominees, FOR Proposals 1, 2 and 4 and will be voted in accordance with the discretion of the proxy holders upon all other matters which may properly come before the Annual Meeting.

Pursuant to Delaware law, abstentions are treated as present and entitled to vote for purposes of determining a quorum at the Annual Meeting, and therefore would have the effect of a vote against a proposal.

Brokers have discretionary authority to vote on Proposal 1 (Amendment to the Restated Certificate), Proposal 3 (Election of Directors) and Proposal 4 (Ratification of Independent Auditors) and thus broker non-votes will not result on these proposals. Brokers do not have discretionary authority to vote on Proposal 2 (Amendment to the Stock Incentive Plan) and a broker non-vote on this proposal is considered not entitled to vote on that matter and thus is not counted in determining whether a proposal requiring approval of a majority of the shares present or represented by proxy and entitled to vote has been approved.

Revocation of Proxy

Any proxy received by the Company may be subsequently revoked by the stockholder at any time before it is voted at the Annual Meeting by delivering a subsequent proxy or other written notice of revocation to the Company at its principal executive offices or by attending the Annual Meeting and voting in person.

Delivery of Proxy Materials and Annual Report

Only one Proxy Statement, proxy card and Annual Report of the Company on Form 10-K for the fiscal year ended January 29, 2005, as amended (the “2005 Annual Report”) are being delivered by the Company to multiple stockholders sharing an address, unless the Company receives contrary instructions. The Company will deliver, promptly upon written or oral request, a separate copy of this Proxy Statement and accompanying materials to stockholders at a shared address to which a single copy was delivered.

A stockholder who wishes to receive a separate copy of this Proxy Statement, proxy card or the 2005 Annual Report now or in the future, or stockholders sharing an address who are receiving multiple copies of proxy materials and wish to receive a single copy of such materials, should submit a request to Investor Relations at (949) 699-4804, or Investor Relations, The Wet Seal, Inc., 26972 Burbank, Foothill Ranch, California 92610.

This Proxy Statement and the 2005 Annual Report are available on the Company’s website at http://www.wetsealinc.com. Information on the Company’s website, other than this Proxy Statement, form of proxy and the charters of the Company’s Audit Committee, Compensation/Option Committee and Nominating and Corporate Governance Committee are not part of the Company proxy soliciting materials.

PROPOSAL ONE

CHARTER AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CLASS A

COMMON STOCK

Purpose of the Share Increase Amendment

Our Restated Certificate of Incorporation currently permits us to issue up to 162,000,000 shares of capital stock, of which 2,000,000 shares are designated as preferred stock, having a par value of $0.01 per share, 150,000,000 shares are designated as Class A Common Stock, having a par value of $0.10 per share, and 10,000,000 shares are designated as Class B Common Stock, having a par value of $0.10 per share.

On May 12, 2005, the Company’s Board of Directors approved, subject to stockholders approval, an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 150,000,000 to 300,000,000 (the “Certificate Amendment”). In order to effect this change, the total number of shares of capital stock authorized in the Company’s Restated Certificate of Incorporation would be increased from 162,000,000 to 312,000,000 and the total number of shares of common stock authorized in the Company’s Restated Certificate of Incorporation would be increased from 160,000,000 to 310,000,000. At the Annual Meeting, the Company’s stockholders will be asked to approve the Certificate Amendment.

As of the date of this Proxy Statement, we have 44,630,141 shares of Class A Common Stock issued and outstanding. We have an additional 87,537,591 shares of Class A Common Stock reserved for issuance under our existing stock incentive plans and convertible securities issued in our private placement financing entered into since May 2004. The principal purpose of the Certificate Amendment is to authorize additional shares of Class A Common Stock to be available for issuance in the event that the Board of Directors determines that it is in the best interests of the Company to raise additional capital through the sale of securities, to effect future stock dividends, stock splits or recapitalizations, to acquire another company or its business or assets through the issuance of securities, to establish a strategic relationship with a corporate partner through the exchange of securities or for issuance under the Company’s stock incentive plans. The additional shares would also be available in connection with any anti-dilution protection afforded to the holders of the Company’s securities.

The Board of Directors believes that approval of the Certificate Amendment to increase the authorized shares of capital stock is necessary to provide the Company with the flexibility to pursue the opportunities described above without the added delay and expense of having to convene a meeting of stockholders. If the Certificate Amendment is adopted, 150,000,000 additional shares of Class A Common Stock will be available for issuance by the Company in the discretion of the Board of Directors without any further stockholder approval, although certain issuances of shares may require stockholder approval in accordance with the rules and regulations of our principal trading market, The NASDAQ National Market. The Company has no present plans or proposals to issue the additional shares of Class A Common Stock.

The text of the Certificate Amendment is attached to this Proxy Statement as Exhibit A. The Certificate Amendment will become effective upon its filing with the Secretary of State of the State of Delaware, which is expected to occur promptly after stockholder approval of this proposal.

Vote Required

Approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE CERTIFICATE OF AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION.

PROPOSAL TWO

APPROVAL OF AMENDMENT NO. 1 TO THE WET SEAL, INC. 2005 STOCK INCENTIVE PLAN

Proposed Amendment to Increase Shares Authorized

The Wet Seal, Inc. 2005 Stock Incentive Plan (the “Plan”) was originally adopted by the Board of Directors in November 2004 and approved by the stockholders in January 2005, and a total of 10,000,000 shares of the Company’s Class A Common Stock are currently authorized for issuance thereunder.

The Company’s Board of Directors has adopted, subject to stockholder approval, an amendment to the Plan to increase the number of shares of Class A Common Stock authorized for issuance under the Plan by 2,500,000 shares of Class A Common Stock (the “Plan Amendment”).

As of June 3, 2005, the record date for the Annual Meeting, there have been 4,800,000 shares of restricted stock and performance shares granted under the Plan, leaving only 5,200,000 shares available for future grants under the Plan. These grants have been made to our President and Chief Executive Officer, one of our Executive Vice Presidents and our non-employee directors. In the near term, we anticipate granting additional restricted shares in connection with the hiring or appointment of individuals, as well as company management who will assist us in returning the Company to profitability, including Michael Gold who has assisted the Company with its merchandising initiatives.

In order to qualify for deductibility under Section 162(m) of the Code, the amendment to the Plan, including, without limitation, the performance goals for determining performance awards set forth in the Plan with respect to the additional reserved shares, must be approved by the Company’s stockholders. In addition, we are seeking your approval of the amendment to the Plan pursuant to NASD Rule 4350 which requires the Company to obtain stockholder approval when a stock option plan is amended.

The full text of the Plan Amendment is set forth as Exhibit B to this Proxy Statement. A general description of the principal terms of the Plan, as amended by the Plan Amendment, is set forth below. The summary, however, does not purport to be a complete description of all the provisions of the Plan. Any stockholder of the Company who wishes to obtain a copy of the Plan may do so upon the written request of the Corporate Secretary at the Company’s principal executive offices located at 26972 Burbank, Foothill Ranch, California 92610.

Summary of the Plan

Number of Shares

Subject to adjustment for certain corporate events, the total of the number of shares of Class A Common Stock which shall be available for the grant of awards (including incentive stock options) under the Plan shall not exceed 10,000,000 shares (12,500,000 shares if the Plan Amendment is approved) of Class A Common Stock; provided, that, for purposes of this limitation, any Class A Common Stock subject to an option which is canceled or expires without exercise shall again become available for award under the Plan. Upon forfeiture of awards in accordance with the provisions of the Plan and the terms and conditions of the award, such shares shall again be available for subsequent awards under the Plan. Subject to adjustment in accordance with the Plan, no employee shall be granted, during any one (1) year period, options, or any other awards eligible for grant under the Plan, to purchase more than 10,000,000 shares of the Company’s Class A Common Stock, subject to availability under the Plan. Shares of Class A Common Stock available for issuance or distribution under the Plan shall be authorized and unissued shares, treasury shares or shares reacquired by us in any manner.

Administration

The Compensation/Option Committee (the “Committee”) of the Company’s Board of Directors administers the Plan. The Committee is currently comprised of Sidney M. Horn, Harold D. Kahn, Kenneth M. Reiss and Henry D. Winterstern, each of whom are non-employee directors within the meaning of Rule 16b-3 as promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are also outside directors within the meaning of Section 162(m) of the Code. The Committee (i) approves the selection of participants, (ii) determines the type of awards to be made to participants, (iii) determines the number of shares of Class A Common Stock subject to awards, (iv) determines the terms and conditions of any awards granted thereunder (including, but not limited to, any restriction and forfeiture conditions on such awards) and (v) has the authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements entered into thereunder, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any award in the manner and to the extent it shall deem desirable to carry it into effect.

Eligibility

Employees, officers, directors and consultants of the Company and the Company’s subsidiaries selected by the Committee are eligible to receive grants of awards under the Plan. Only employees of the Company and the Company’s subsidiaries may be granted incentive stock options.

Awards

Awards under the Plan may consist of options, stock appreciation rights, restricted common stock, restricted common stock units, performance shares, performance share units or cash bonuses.

Options

Both nonqualified stock options (“Nonqualified Stock Options”) and “incentive stock options” (“ISOs”) may be granted under the Plan, collectively referred to as the Options. The terms of any such Option shall be set forth in an Option agreement and shall be consistent with the following:

Exercise Price. The exercise price per share of the Company’s Class A Common Stock to be purchased pursuant to any Option shall be fixed by the Committee at the time such Option is granted and shall not be less than the fair market value of a share of Class A Common Stock on the date the Option is granted; provided, however, in the case of ISOs granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of shares of the Company and its subsidiaries, the price per share specified in an Option agreement shall not be less than 110% of the fair market value per share of Class A Common Stock on the date of grant.

Option Term. The term of each Option will be determined by the Committee, but may not exceed ten (10) years from the date of grant; provided, however, that in the case of ISOs granted to 10% stockholders, the term of such Option shall not exceed five (5) years from the date of grant.

Vesting. An Option shall vest and become exercisable at a rate determined by the Committee on the date of grant, with a minimum vesting period of one (1) year.

Method of Exercise. Options may be exercised, in whole or in part, by giving written notice of exercise to the Company in a form approved by us specifying the number of shares of Class A Common Stock to be purchased. Such notice shall be accompanied by the payment in full of the exercise price. The exercise price of the Option may be paid by (i) cash or certified or bank check, (ii) surrender of Class A Common Stock held by the optionee for at least six (6) months prior to exercise (or such longer or shorter period as may be required to avoid a charge to earnings for financial accounting purposes) or the attestation of ownership of such shares, in either case, if so permitted by us, (iii) if established by us, through a “same day sale” commitment from the optionee and a broker-dealer selected by us that is a member of the National Association of Securities Dealers, or an NASD Dealer, whereby the optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased sufficient to pay for the total exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the total exercise price directly to us, (iv) through additional methods prescribed by the Committee or (v) by any combination of the foregoing, and, in all instances, to the extent permitted by applicable law. Options may not be exercised for fractional shares of the Company’s Class A Common Stock. A participant’s subsequent transfer or disposition of any Class A Common Stock acquired upon exercise of an Option shall be subject to any federal and state laws then applicable, specifically securities law, and the terms and conditions of the Plan.

Prohibition on Repricing. No Option granted under the Plan shall be amended to reduce the exercise price under such Option, or surrendered in exchange for a replacement Option having a lower purchase price per share; provided, that, this prohibition shall not restrict or prohibit any adjustment permitted under the Plan in connection with certain corporate events or changes in the Class A Common Stock.

Stock Appreciation Rights “SARs”

The Plan permits the Committee to award from time to time SARs to an eligible participant either at the time of the grant of an Option or thereafter by amendment to the option. A SAR is the right to receive the increase between the grant price and the market price of the Company’s Class A Common Stock on the date of settlement in Class A Common Stock or cash.

Restricted Common Stock

The Plan permits the Committee to award restricted Class A Common Stock under the Plan to eligible participants. The Committee may also award restricted Class A Common Stock in the form of restricted common stock units having a value equal to an identical number of shares of Class A Common Stock. Payment of restricted common stock units shall be made in Class A Common Stock or in cash or in a combination thereof (based upon the fair market value of the Class A Common Stock on the day the restricted period expires), all as determined by the Committee in its discretion. Restricted Class A Common Stock awards shall vest at a rate determined by the Committee on the date of grant, with a minimum vesting period of one (1) year. Vesting of restricted stock and restricted stock units may be subject to Performance Goals and otherwise structured as a Performance Award (see below).

Performance Awards

Under the Plan, the Committee has the authority to grant Performance Awards (as defined below) which provide participants with the right to an award based upon the achievement of one or more levels of performance required to be attained with respect to a Performance Goal (as defined below) set by the Committee during a Performance Period (as defined below) or the Performance Objective (as defined in the Plan). Performance shares may be granted in the form of actual shares of Class A Common Stock or common stock units having a value equal to an identical number of shares of Class A Common Stock. In addition, the Committee may make cash bonuses to participants based on the Performance Objectives established by the Committee (performance shares and performance cash bonuses collectively referred to as “Performance Awards”). The Plan contemplates that the following Performance Goals may be selected by the Committee and shall mean or may be expressed in terms of one or more of the following business criteria: revenue, earnings before interest, taxes, depreciation and amortization or EBITDA, funds from operations, funds from operations per share, operating income, pre or after tax income, cash available for distribution, cash available for distribution per share, net earnings, earnings per share, return on equity, return on assets, share price performance, improvements in the Company’s attainment of expense levels, and implementing or completion of critical projects, or improvement in cash-flow (before or after tax) (each, a “Performance Goal”). A Performance Goal may be measured over a Performance Period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. For purposes of the Plan, a “Performance Period” shall mean the calendar year, or such other shorter or longer period designated by the Committee, during which performance will be measured in order to determine a participant’s entitlement to receive payment of a Performance Award. The Committee shall establish the Performance Objective for each Performance Award, consisting of one or more business criteria permitted as Performance Goals under the Plan, one or more levels of performance with respect to each such criterion, and the amount or amounts payable or other rights that the participant will be entitled to upon achievement of such levels of performance. The Performance Objective shall be established by the Committee prior to or reasonably promptly following the inception of a Performance Period but, to the extent required by Section 162(m) of the Code, by no later than ninety (90) days after the commencement of the Performance Period or the day prior to the date on which 25% of the Performance Period has elapsed.

Subject to adjustment for certain corporate events, the maximum number of Performance Shares subject to any award to any individual who is a covered employee for purposes of Section 162(m) of the Code (“Covered Employee”) is 10,000,000, subject to availability under the Plan, for each twelve (12) months during the Performance Period (or, to the extent the award is paid in cash, the maximum dollar amount of any such award is the equivalent cash value, based on the fair market value of the common stock, of such number of shares of Class A Common Stock on the last day of the performance period). If the Performance Award is a cash bonus, a participant shall not be granted performance cash bonuses for all of the Performance Periods commencing in a calendar year that permit the participant, in the aggregate, to earn a cash payment in excess of $3,000,000 per calendar year.

A Performance Award to a participant who is a Covered Employee shall (unless the Committee determines otherwise) provide that in the event of termination of continuous service prior to the end of the Performance Period for any reason, such award will be payable only if the applicable Performance Objectives are achieved and to the extent, if any, as the Committee shall determine. The Committee may reduce or eliminate the amount of payment with respect to any Performance Award to a Covered Employee notwithstanding the achievement of specified Performance Objectives, however, no such adjustments shall be made that would adversely impact a participant following a “Change of Control” (as defined in the Plan).

No payments will be made with respect to any Performance Award unless and until the Committee certifies the achievement of the Performance Goals.

Change of Control

Unless otherwise provided in an award agreement, upon the occurrence of a Change of Control (as defined in the Plan) in which awards are not terminated in accordance with the Plan, all Options, restricted stock and SARs granted prior to such Change of Control shall automatically become vested and exercisable in full and all restrictions or performance conditions, if any, on any other awards shall automatically lapse.

Adjustments

The Plan provides that in the event of certain corporate events or changes in the Class A Common Stock, awards and the number of shares under the Plan may be adjusted to reflect such event. Any such adjustment made to an ISO shall be made in accordance with Section 424(a) of the Code unless otherwise determined by the Committee.

Forfeiture

In the event of a serious breach of conduct by a participant or former participant (including, without limitation, any conduct prejudicial to or in conflict with the Company or any subsidiary), the Committee may (i) cancel any outstanding award granted to such participant or former participant, in whole or in part, whether or not vested, and/or (ii) if such conduct or activity occurs within one (1) year following the exercise or payment of an award, require such participant or former participant to repay the Company any gain realized or payment received upon the exercise or payment of such award (with such gain or payment valued as of the date of exercise or payment).

Amendment and Termination

Our Board of Directors may terminate or amend the Plan in any respect at any time, except that no amendment will be made without stockholder approval if such approval is necessary to comply with any applicable law, regulation or stock exchange rule and, except as otherwise provided in the Plan with respect to adjustments in connection with certain corporate events or changes in the Company’s Class A Common Stock, no amendment will be made that would adversely affect the rights of a participant without such participant’s written consent.

General Federal Tax Consequences

The following is a summary of the material federal tax consequences of receiving Options under the Plan and is based upon an analysis of the present provisions of the Code and the regulations promulgated thereunder, all of which are subject to change. A participant may also be subject to state and local taxes, the consequences of which are not discussed herein, in the jurisdiction in which he or she works and/or resides. This summary is for general information and is not tax advice.

Section 162(m) Limitation. Subject to a limited number of exceptions, Section 162(m) of the Code denies a deduction to a publicly held corporation for payments of remuneration to certain employees to the extent the employee’s remuneration for the taxable year exceeds $1,000,000. For this purpose, remuneration attributable to Options is included within the $1,000,000 limitation. However, to the extent that certain procedural requirements are met (e.g., the Plan is approved by the Company’s stockholders, grants are made by the Committee, the exercise price is equal to the fair market value of the underlying shares upon grant, etc.), gain from the exercise of Options should not be subject to the $1,000,000 limitation. We have attempted to structure the Plan in such a manner that the remuneration attributable to the Options will not be subject to the $1,000,000 limitation. We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue.

Nonqualified Stock Options. An individual receiving Nonqualified Stock Options should not recognize taxable income at the time of grant. A participant should generally recognize ordinary compensation income in an amount equal to the excess, if any, in the fair market value of the Option shares on exercise of the Nonqualified Stock Options over the exercise price thereof. In general, subject to the limitations set forth in Section 162(m) and discussed above, the Company is entitled to deduct from its taxable income the amount that the participant is required to include in ordinary income at the time of such inclusion.

Incentive Stock Options. An individual granted an ISO will not generally recognize taxable income at the time of grant or, subject to certain conditions, at the time of exercise, although he or she may be subject to alternative minimum tax. In general, if a disqualifying disposition should occur (i.e., the shares acquired upon exercise of the Option are disposed of within the later of two years from the date of grant or one year from the date of exercise), a participant will generally recognize ordinary compensation income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the Option shares at the time of exercise (or, if less, the amount realized on disposition), over the exercise price thereof. The company is not entitled to any deduction on account of the grant of the ISOs or the participant’s exercise of the option to acquire common stock. However, in the event of a subsequent disqualifying disposition of such shares of Class A Common Stock acquired pursuant to the exercise of an ISO under circumstances resulting in taxable compensation to the participant, subject to the limitations set forth in Section 162(m) and discussed above, in general, the Company should be entitled to a tax deduction equal to the amount treated as taxable compensation to the participant.

Section 280G of the Code. Under certain circumstances, the accelerated vesting or exercise of Options or the accelerated lapse of restrictions with respect to other awards in connection with a Change of Control (as defined in the Plan) might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the grantee may be subject to a 20% excise tax and the Company may be denied a federal income tax deduction.

Vote Required

The affirmative vote of the majority of the votes cast at the Annual Meeting will be required to approve this proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE 2005 STOCK INCENTIVE PLAN.

PROPOSAL THREE

ELECTION OF DIRECTORS

Nominees

The Company’s Bylaws give the Board of Directors the power to set the number of directors at no less than three nor more than fifteen. The Company’s Board of Directors currently has six members who are elected annually.

The six nominees for the Board of Directors are currently directors of the Company. The directors so elected will serve until the next Annual Meeting of Stockholders or until his earlier resignation, retirement or removal. The Board of Directors knows of no reason why any nominee for director would be unable to serve as a director. In the event that any of them should become unavailable prior to the Annual Meeting, the proxies will be voted for a substitute nominee or nominees designated by the Board of Directors, or the number of directors may be reduced accordingly.

The following table sets forth information regarding the nominees for director:

Name and Age	Principal Occupation and Background
Sidney M. Horn Age: 55	Mr. Sidney M. Horn has been a director of the Company since January 27, 2005. Mr. Horn has been a partner at the law firm of Stikeman Elliot LLP since May 2000. From 1984 to May 2000, Mr. Horn was a partner at the law firm of Phillips & Vineberg LLP. Mr. Horn currently serves as a director of Prime Restaurant Holdings, Inc., a restaurant franchisor, Astral Media Inc., a Canadian specialty television and radio broadcaster, and Genworth Financial Mortgage Insurance Company Canada, a Canadian mortgage insurance company.

Harold D. Kahn Age: 59	Mr. Harold D. Kahn has been a director of the Company since January 27, 2005. Since February 2004, he has served as President of HDK Associates, a consulting company that advises financial and investment groups. From January 1994 to February 2004, Mr. Kahn served as Chairman and Chief Executive Officer of Macy’s East, a division of Macy’s. He serves on the board of directors of House of Brussels Chocolates, Inc., a manufacturer of high-quality Belgian chocolates, and Steve Madden, Ltd., a retailer of footwear.

Kenneth M. Reiss Age: 62	Mr. Kenneth M. Reiss has been a director of the Company since January 27, 2005. Mr. Reiss is Chairman of the Audit Committee. Prior to his retirement in June 2003, Mr. Reiss was a partner at the accounting firm of Ernst & Young, LLP, where he served as the lead auditor for several publicly traded companies, including Toys “R” Us, Inc., Staples, Inc. and Kenneth Cole Productions, Inc. Mr. Reiss serves on the board of directors of Eddie Bauer, Inc., a retailer of outerwear and footwear, and Guitar Center, Inc., a retailer of musical instruments.

Alan Siegel Age: 70	Mr. Alan Siegel has been a director of the Company since 1990. Mr. Siegel is the Chairman of the Nominating and Governance Committee. Mr. Siegel is a partner at the law firm of Akin Gump Strauss Hauer & Feld LLP, which provides legal services to the Company. Mr. Siegel serves on the board of directors of Thor Industries, Inc, a manufacturer of travel trailers and motor homes, and Ermenegildo Zegna Corporation, a fashion house.

Joel N. Waller Age: 65	Mr. Joel N. Waller has been a director of the Company since December 30, 2004. Effective February 1, 2005, Mr. Waller was appointed President and Chief Executive Officer of the Company. From April 1992 to January 2005, Mr. Waller served as Chief Executive Officer of Wilsons The Leather Experts Inc., a specialty retailer of leather outerwear, accessories and apparel in the United States.

Henry D. Winterstern Age: 47	Mr. Henry D. Winterstern has been a director of the Company since August 18, 2004. Mr. Winterstern has been Chairman of the Board of Directors since November 8, 2004. Mr. Winterstern co-founded Capital Entertainment, a firm involved in the production, acquisition and distribution of motion pictures, in June 2001 and serves as Chief Executive Officer of this firm. Since 1992, Mr. Winterstern has been the owner and President of Winterstern & Associates Inc., an investment firm specializing in commercial transactions in the real estate and media sectors. Mr. Winterstern serves on the board of directors of Metro-Goldwyn-Mayer Inc.

Vote Required

Election of the nominees to the Board of Directors requires the affirmative vote of the holders of a majority of the outstanding shares present or represented by proxy and entitled to vote at the Annual Meeting.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE NOMINEES.

Executive Officers

The executive officers of the Company, as of the date of this Proxy Statement, who are not also directors are set forth below:

Name and Age	Principal Occupation and Background
Douglas C. Felderman Age: 52	Mr. Douglas C. Felderman has served as Executive Vice President and Chief Financial Officer of the Company since April 21, 2004. From May 1999 to January 2004, Mr. Felderman served as Chief Financial Officer of Factory 2-U Stores Inc., an operator of off-price retail apparel and housewares stores and prior to May, 1999, Mr. Felderman served as Chief Financial Officer of Strouds, Inc., a specialty retailer of home textile products. In these roles, he managed a variety of financial responsibilities including treasury, financial planning and analysis, risk management, loss prevention, and Securities and Exchange Commission and public reporting.

Jennifer Pritchard Age: 46	Ms. Jennifer Pritchard has served as Divisional President for Arden B. since January 2004. Prior to her current role, Ms. Pritchard served as the Divisional President of Zutopia since joining the Company in October 2002. From January 2002 to October 2002, Ms. Pritchard served as the Executive Vice President of TEX 38 LLC, a private label product development company. From April 2001 to January 2002, Ms. Pritchard served as Executive Vice President of B.B. Dakota, an outerwear company. Ms. Pritchard served as the General Merchandise Manager for Urban Outfitters Inc. from 1999 to 2001, where she oversaw all categories of the business for retail.

Gary White Age: 53	Mr. Gary White has served as an Executive Vice President of the Company since April 2005. Prior to assuming this position, Mr. White served as Senior Vice President, Sales and Operations of the Wet Seal division since July 2004. From November 2000 to May 2004, Mr. White served as Chief Executive Officer and President of Savers, Inc., a for-profit thrift store chain. From February 1997 to February 2000, Mr. White served as Chief Executive Officer of The Gymboree Corporation, a specialty retailer that operates stores selling apparel and accessories for children and women as well as play programs for children. Mr. White serves on the board of directors of the March of Dimes.

Corporate Governance Matters

The primary responsibility of the Board of Directors is to foster the long-term success of the Company, consistent with representing the interests of the Company’s stockholders. In accordance with this philosophy, the Board of Directors has taken the following steps, among others, to reinforce the Company’s values by promoting responsible business practices and good corporate citizenship.

Independence Determinations

The Board of Directors continually reviews the relationships that each director has with the Company. The Board of Directors currently has six members, five of whom the Board of Directors has affirmatively determined are not individuals having a relationship that, in the Board’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and are therefore “independent” in accordance with Nasdaq National Market listing standards. The sole director that the Board of Directors has determined not to be “independent” in accordance with the foregoing standards is Joel N. Waller, the Company’s President and Chief Executive Officer.

The Board of Directors has affirmatively determined that each member of the Audit Committee, the Compensation/Option Committee and the Nominating and Governance Committee of the Board of Directors is “independent” in accordance with Nasdaq National Market listing standards and that each member of the Audit Committee is “independent” as required by the applicable rules and regulations promulgated under the Exchange Act.

Executive Sessions; Meetings with Management

The non-management members of the Board of Directors meet in executive session on a regular basis. The Audit Committee meets in executive session with the independent auditors regularly. All other committees are given the opportunity to meet without management present as they deem necessary.

Senior members of management are invited to make presentations to the Board of Directors or committees to provide management insight into items being discussed by the Board of Directors or committees and to bring managers with high potential into contact with the Board of Directors. In addition, Board members have free access to all other members of management and employees of the Company.

Board and Committee Meeting Agendas

The Chairman of the Board of Directors establishes the agenda for each Board of Directors meeting. Any other member of the Board of Directors is free to suggest the addition of any other item(s). The chairpersons of the committees or other designated committee members coordinate committee meeting agendas with appropriate members of management. Henry D. Winterstern, sets the agenda for the meetings of the Compensation/Option Committee, which currently does not have a chairman. Other committee members are free to suggest additional agenda items.

Code of Business Conduct

The Company has adopted The Wet Seal, Inc. Code of Conduct that is applicable to all directors, officers and employees. The purpose of the Code of Conduct is to foster compliance with applicable laws affecting the Company and to set a standard for the Company’s expectations for business conduct. The Company’s Code of Conduct is filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2004 and is available on the Company’s website at http://www.wetsealinc.com.

Meetings and Committees of the Board of Directors

Board of Directors Actions; Attendance

The Board of Directors met or took action by written consent 16 times during the fiscal year ended January 29, 2005. Each of the members of the Board of Directors then in such position attended at least 75% of the Board of Directors meetings and the respective committee meetings on which they served.

The Company’s informal policy is that all of its directors attend the annual meeting of stockholders unless a director gives prior notice to the Chairman of the Board of Directors of his inability to attend due to health or business reasons. All members of the Board of Directors then in office, other than Stephen Gross, attended the 2004 annual meeting of stockholders.

Audit Committee

From February 1, 2004 through August 18, 2004, the Company’s Audit Committee was comprised of George Benter, Barry Entous, Walter Loeb and Wilfred Posluns. On August 18, 2004, Messrs. Entous and Benter retired from the Board of Directors while Henry D. Winterstern was appointed to the Audit Committee on this date. Messrs. Loeb and Posluns retired from the Board of Directors and the Audit Committee effective January 27, 2005. On this date, Kenneth M. Reiss and Sidney M. Horn were appointed to the Board of Directors and Audit Committee, with Mr. Reiss serving as chairman.

The Board of Directors has affirmatively determined that each member of the Audit Committee is “independent” in accordance with the Nasdaq National Market listing standards and the applicable rules and regulations promulgated under the Exchange Act. Mr. Reiss, a certified public accountant with 38 years of experience in auditing public companies during his tenure at Ernst & Young LLP has been determined by the Board of Directors to be the Audit Committee’s “financial expert” under the regulations of the Securities and Exchange Commission and to be “financially sophisticated” under Nasdaq listing standards. During the fiscal year ended January 29, 2005, the Audit Committee met or took action by written consent 6 times.

The Audit Committee is responsible for reviewing, as it shall deem appropriate, and recommending to the Board of Directors internal accounting and finance controls for the Company and accounting principles and auditing practices and procedures to be employed in the preparation and review of the Company’s financial statements. The Audit Committee is also responsible for recommending to the Board of Directors independent public accountants to audit the annual financial statements of the Company and the scope of the audit to be undertaken by the accountants. The Charter of the Audit Committee, which was amended on May 28, 2003, is set forth on Exhibit A attached to the Company’s proxy statement for its 2004 annual stockholder meeting and is available on the Company’s website at http://www.wetsealinc.com.

Compensation/Option Committee Interlocks and Insider Participation

During the 2004 fiscal year, each of the following individuals served on the Company’s Compensation/Option Committee: Messrs. Benter, Howard Gross, Posluns and Winterstern. Other than Mr. Winterstern, each of these members resigned their appointment on or prior to January 27, 2004. On this date, each of Messrs. Horn, Kahn, Reiss and Siegel were appointed to the Company’s Compensation/Option Committee. On May 12, 2005, Mr. Siegel resigned from the Compensation/Option Committee.

There were no Compensation/Option Committee interlocks or insider participation during the fiscal year ended January 29, 2005.

Compensation/Option Committee

The Company has a Compensation/Option Committee consisting of Sidney M. Horn, Harold D. Kahn, Kenneth M. Reiss and Henry D. Winterstern, each of whom the Board of Directors has affirmatively determined is “independent” in accordance with Nasdaq National Market listing standards. As of the date of this Proxy Statement, the Compensation/Option Committee has not appointed a chairman but plans to do so in the near future. During the fiscal year ended January 29, 2005, the Compensation/Option Committee met or took action by written consent 15 times.

The Compensation/Option Committee is responsible for establishing general compensation policies and specific compensation levels for the Company’s executive officers and is responsible for granting restricted stock, performance shares and stock options to executive officers, other key employees and consultants. See “Report of the Compensation/Option Committee on Executive Compensation.” The Charter of the Compensation/Option Committee, as approved and ratified by the Board of Directors on May 12, 2005, is set forth on Exhibit C to this Proxy Statement and is available on the Company’s website at http://www.wetsealinc.com.

Nominating and Governance Committee

In January 2005, the Company formed a Nominating and Governance Committee consisting of Alan Siegel (Chairman) and Harold D. Kahn, each of whom the Board of Directors has affirmatively determined is

“independent” in accordance with the Nasdaq National Market listing standards. Due to its recent formation in January 2005, during the fiscal year ended January 29, 2005, the Nominating and Governance Committee did not meet or take action by written consent.

The Nominating and Governance Committee proposes to the Board of Directors nominees for election to the Board of Directors. The Nominating and Governance Committee identifies nominees through the personal and business relationships of the Company’s existing and former directors and management. In addition, on an as needed basis, the Nominating and Governance Committee will engage outside consultants to assist in the identification of nominees.

The Nominating and Governance Committee is also responsible for advising the Board of Directors with respect to Board composition, compensation, procedures and committees, and for recommending to the Board of Directors a set of corporate governance principles and overseeing the compliance of the Board of Directors with such principles. The Charter of the Nominating and Governance Committee, as approved and ratified by the Board of Directors on May 12, 2005, is set forth on Exhibit D to this Proxy Statement and is available on the Company’s website at http://www.wetsealinc.com.

Nomination of Individuals to the Board of Directors

The Nominating and Governance Committee will consider proposed nominees whose names are submitted to it by stockholders; however, it does not have a formal process for such consideration. The Nominating and Governance Committee has not adopted a formal consideration process because it believes that its informal consideration process has been adequate, given the historically small number of stockholder recommendations. The Nominating and Governance Committee intends to review periodically whether a more formal policy should be adopted.

Any stockholder who desires to recommend a nominee for the Board of Directors must submit a letter, addressed to the Secretary of the Company at 26972 Burbank, Foothill Ranch, California 92610, and which is clearly identified as a “Director Nominee Recommendation.” All recommendation letters must identify the author as a stockholder and provide a brief summary of the candidate’s qualifications, as well as contact information for both the candidate and the stockholder. Any stockholder recommendations for the next Annual Meeting must be submitted by December 15, 2005 to assure time for meaningful consideration and evaluation of the nominees by the Nominating and Governance Committee.

Stockholder Communications

Any communications to the Board of Directors should be sent to it in care of the Secretary of the Company. There is no screening process, other than to confirm that the sender is a stockholder, and all stockholder communications which are received by the Secretary of the Company for the Board of Directors’ attention are forwarded to the Board of Directors with a copy to the Chairman of the Audit Committee.

PROPOSAL FOUR

RATIFICATION OF APPOINTMENT OF THE INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

General

Upon recommendation of the Audit Committee, the Board of Directors proposes that the stockholders ratify the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, to serve as the independent auditors of the Company for the 2005 fiscal year until the Company’s annual meeting of stockholders in 2006. Deloitte & Touche LLP served as independent auditors of the Company for the 2004 fiscal year.

Neither the Company’s Restated Certificate of Incorporation, as amended, nor its Bylaws require that the stockholders ratify the selection of the Company’s independent auditors. We are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the selection, the Board of Directors and the Audit Committee will reconsider whether to retain Deloitte & Touche LLP, but may retain such independent auditors. Even if the appointment is ratified, the Board of Directors and the Audit Committee in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interest of the Company and its stockholders.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will be available to make a statement if they desire and are expected to respond to appropriate inquiries from stockholders.

Vote Required

Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors requires the affirmative vote of the holders of a majority of the outstanding shares present or represented by proxy and entitled to vote at the Annual Meeting.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE 2005 FISCAL YEAR.

Audit Committee Report

The following Report of the Audit Committee does not constitute soliciting materials and shall not be deemed filed or incorporated by reference into any other filing by the Company with the SEC, except to the extent specifically incorporated by reference.

The Audit Committee is composed of three directors, each of whom the Board of Directors has affirmatively determined is “independent” in accordance with the Nasdaq National Market listing standards and the applicable rules and regulations promulgated under the Exchange Act. Kenneth M. Reiss, Chairman of the Audit Committee, has been determined to be the Audit Committee’s “financial expert” and financially sophisticated under the Securities and Exchange Commission and the Nasdaq listing standards, respectively. The members of the Audit Committee who have delivered this report were appointed by the Company’s Board of Directors on January 27, 2005.

The Audit Committee serves as the representative of the Board of Directors for general oversight of the Company’s financial accounting and reporting, systems of internal control and audit process, and monitoring compliance with laws and regulations and standards of business conduct. Management of the Company has primary responsibility for preparing financial statements of the Company as well as the Company’s financial reporting process.

Deloitte & Touche LLP, acting as independent registered public accounting firm, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles.

In this context, the Audit Committee hereby reports as follows:

•	The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2004 with the Company’s management and Deloitte & Touche LLP, an independent registered public accounting firm, acting as the Company’s independent auditors. Additionally, the Audit Committee has reviewed and discussed, with management and with Deloitte & Touche LLP, management’s report and Deloitte & Touche LLP’s report and attestation on internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee has specifically discussed with management and Deloitte & Touche LLP the material weaknesses noted by management in its report on internal controls. The control deficiencies generally related to (i) the Company’s resources and level of technical accounting expertise within the accounting function are insufficient to properly evaluate and account for non-routine or complex transactions, such as the timely determination of the appropriate accounting for our leases or the Company’s financing transaction completed in January 2005 and (ii) timely preparation, review and approval of certain account analyses and reconciliations of significant accounts. These material weaknesses affect the Company’s ability to prepare interim and annual consolidated financial statements and accompanying footnote disclosures in accordance with generally accepted accounting principles and the rules and regulations of the SEC. The Audit Committee has also discussed with management and with Deloitte & Touche LLP efforts by management to remediate those material weaknesses and the effect that such material weaknesses had on Deloitte & Touche’s audit of the 2004 financial statements.

•	The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

•	The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Deloitte & Touche LLP the matter of that firm’s independence.

•	Based on the review and discussion referred to in the three bullet points above, the Audit Committee recommended to the Board of Directors and the Board of Directors has approved that the audited financial statements of the Company for fiscal year 2004 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2005, for filing with the Securities and Exchange Commission.

The Audit Committee acknowledges that due to significant changes in its composition during the 2004 fiscal year it was not practicable to conduct a self-assessment of the Audit Committee’s purpose, duties and responsibilities or review the Company’s Code of Ethical Conduct as required by the Audit Committee Charter. In addition, the Audit Committee acknowledges that for the last two months of the 2004 fiscal year the Company was without a director of the internal audit function. The Audit Committee is actively seeking to identify a qualified individual to fill this role or an outside consultant who can fulfill this function on behalf of the Company.

The Charter of the Audit Committee, which was amended on May 28, 2003, is set forth on Exhibit A attached to the Company’s proxy statement for its 2004 annual stockholder meeting.

Audit Committee:

Kenneth M. Reiss (Chairman)

Sidney M. Horn

Henry D. Winterstern

The foregoing Report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates the report by reference in any such document.

Fees Paid to the Independent Auditors

The following table presents fees for professional audit services rendered by Deloitte & Touche LLP, an independent registered public accounting firm, for the audit of the Company’s annual financial statements for fiscal years 2004 and 2003, and fees billed for other services rendered by Deloitte & Touche LLP during those periods. All of the services for which fees are listed below were pre-approved by the Audit Committee.

	Fiscal Year
	2004	2003
Audit Fees (1)	$1,130,000	$225,800
Audit-Related Fees (2)	11,000	9,900
Tax Fees (3)	189,200	81,000
Total Fees	$1,330,200	$316,700

(1)	Audit fees are fees billed for professional services rendered for the audit of the Company’s annual financial statements, the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q and audit of the annual management assessment of the effectiveness of internal controls over financial reporting in 2004 (as required by Section 404 of the Sarbanes-Oxley Act of 2002). The increase in audit fees in fiscal year 2004 is due to the increased audit hours associated with the audit of the Company’s annual financial statements, extended reviews of the Company’s quarterly reports on Form 10-Q, review of various filings and communications with the SEC and the audit of internal controls over financial reporting.
(2)	Audit-related fees are fees for the audit of the annual financial statements for the Retirement Savings Plan for both fiscal years 2004 and 2003.
(3)	Tax fees for fiscal year 2004 are fees for professional services rendered for preparation of federal and state corporate income tax returns, preparation of the Puerto Rico corporate income tax return and miscellaneous tax advice and tax planning related to federal and state income tax issues. The services for fiscal year 2003 included the review of state corporate income tax returns, preparation of the Puerto Rico corporate income tax return and miscellaneous tax advice and tax planning related to federal and state income tax issues.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with the policies of the Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditors.

Prior to engagement of the independent auditors for the following year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

Audit services are services rendered by the independent auditors for the audit of financial statements and review of financial statements included in the Company’s Form 10-Q or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements. In addition, the independent auditors engage in a review of the effectiveness of the Company’s internal controls over financial reporting.

Audit-related services are for assurance and related services performed by the independent auditors that are reasonably related to the performance of the audit or review of the financial statements, including the audit of the annual financial statements for the Company’s Retirement Savings Plan.

Tax services include all services performed by the independent auditors for tax compliance, tax planning, and tax advice, including professional services rendered for preparation and review of the federal and state corporate income tax returns, preparation of the Puerto Rico corporate income tax return and miscellaneous tax advice and tax planning related to federal and state income tax issues.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditors and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditors for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditors.

VOTING SECURITIES AND PRINCIPAL HOLDERS

The following table sets forth information regarding the beneficial ownership of the Company’s Class A Common Stock for (i) each person known to the Company to have beneficial ownership of more than 5% of the Company’s Class A Common Stock; (ii) each of the Company’s directors; (iii) each person who served as Chief Executive Officer during fiscal year 2004, including the Company’s former interim Chief Executive Officer and former Chief Executive Officer, the three other most highly compensated executive officers serving as executive officers at the end of the last fiscal year and one former officer who would have been among the four most highly compensated executive officers but for the fact that such individual was not serving as an executive officer as of the end of the last fiscal year (collectively, the “Named Executive Officers”); and (iv) all directors of the Company and the Named Executive Officers as a group. Except for information based upon Schedule 13D or Schedule 13G, as indicated in the footnotes, beneficial ownership is stated as of June 3, 2005.

As of June 3, 2005, there were 44,630,141 shares of Class A Common Stock issued and outstanding and no shares of Class B Common Stock were issued and outstanding. While the Company has 24,600 shares of Series C Preferred Convertible Stock issued and outstanding, holders of the Series C Preferred Stock are not entitled to vote on the matters to be presented at the Annual Meeting.

Name and Address of Stockholder	Beneficial Ownership of Shares of Class A Common Stock	Percent of Beneficial Ownership of Shares of Class A Common Stock
Prentice Capital Management, LP (1) 623 Fifth Avenue, 32nd Floor New York, NY 10022	4,567,625	9.99	%(2)

S.A.C. Capital Associates, LLC (3) c/o S.A.C. Capital Advisors, LLC 72 Cummings Point Road Stamford, CT 06902	4,567,625	9.99	%(2)

Smithfield Fiduciary LLC (4) The Cayman Corporate Center, 4th Floor 27 Hospital Road George Town, Grand Cayman Cayman Islands, British West Indies	4,911,793	9.99	%(2)

GMM Capital LLC (5) 950 Third Avenue, Suite 2805 New York, NY 10022	4,900,169	9.99	%(2)

Riverview Group, LLC (6) c/o Millenium Management, L.L.C. 666 Fifth Avenue New York, NY 10103	4,809,159	9.99	%(2)

Trafelet & Company, LLC (7) 900 Third Avenue, 5th Floor New York, NY 10022	2,781,500	6.2%

PAR Investment Partners, L.P. (8) c/o PAR Capital Management, Inc. One International Place, Suite 2401 Boston, MA 02110	2,575,913	5.8%

Name and Address of Stockholder	Beneficial Ownership of Shares of Class A Common Stock	Percent of Beneficial Ownership of Shares of Class A Common Stock
Peter D. Whitford (9)	500,000	1.1%
Joseph Deckop (10)	57,750	*
Douglas C. Felderman (11)	33,335	*
Jennifer Pritchard (12)	62,200	*
Gary White (13)	225,000	*
Allan Haims	42,750	*
Kenneth M. Reiss (14)	300,000	*
Sidney M. Horn (14)	300,000	*
Harold D. Kahn (14)	300,000	*
Alan Siegel (15)	365,751	*
Joel N. Waller (16)	2,400,000	5.4%
Henry D. Winterstern (17)	1,000,000	2.2%
All directors and officers as a group (10) individuals) (18)	5,586,786	12.3%

*	Less than 1%
(1)	As reported in a Schedule 13D dated May 2, 2005 and in a selling securityholder questionnaire provided in connection with the company’s filing of a registration statement on Form S-3, each of Prentice Capital Management, LP, Prentice Management GP, LLC and Michael Zimmerman may be deemed to be the beneficial owner of 4,567,625 shares of Class A Common Stock (including 1,111,000 shares of Class A Common Stock issuable upon exercise of warrants). Prentice Capital GP, LLC, a Delaware limited liability company (“Prentice Capital GP”) has investment and voting power with respect to the securities held by the following entities (collectively, the “Domestic Prentice Funds”): (i) Prentice Capital Partners, LP, a Delaware limited partnership, (ii) Prentice Capital Partners QP, LP, a Delaware limited partnership and (iii) GPC XLIII, LLC, a Delaware limited liability company. Prentice Capital Management, LP, a Delaware limited liability company, (“Prentice Capital Management) has investment and voting power with respect to the securities held by the following entities, (collectively, the “Other Prentice Funds”): (i) Prentice Capital Offshore Ltd., a Cayman Islands company and (ii) S.A.C. Capital Associates, LLC (except in limited circumstances). Mr. Michael Zimmerman controls Prentice Capital Management, Prentice Capital GP and Prentice Management GP. Each of Prentice Capital Management, Prentice Capital GP and Prentice Management GP and Mr. Zimmerman disclaim beneficial ownership of any of these securities. Mr. Charles Phillips is a principal officer of Prentice Capital Management and Prentice Capital GP and does not have any investment or voting power with respect to the securities held by the Domestic Prentice Funds or the Other Prentice Funds. Each of the Domestic Prentice Funds, Other Prentice Funds and Mr. Phillips disclaim beneficial ownership of any of these securities not held by such Domestic Prentice Fund, Other Prentice Fund or Mr. Phillips.
(2)	Each Reporting Person, as holders of convertible notes, warrants and preferred stock is prohibited from converting or exercising any of such securities if as a result it would beneficially own (as that term is defined in Rule 13d-3 of the Exchange Act) more than 9.99% of our outstanding Class A Common Stock pursuant to an ownership limitation set forth in the document evidencing the respective securities.
(3)

As reported in an Amendment No. 6 to a Schedule 13D dated May 3, 2005 and in a selling securityholder questionnaire provided in connection with the company’s filing of a registration statement on Form S-3, each of S.A.C. Capital Advisors, LLC (“SAC Capital Advisors”), S.A.C. Capital Management, LLC (“SAC Capital Management”), S.A.C. Capital Associates, LLC (“SAC Capital Associates”, together with SAC Capital Advisors and SAC Capital Management, the “SAC Entities”) and Steven A. Cohen may be deemed to be the beneficial owner of 4,567,625 shares of Class A Common Stock (including 1,111,000 shares of Class A Common Stock issuable upon exercise of warrants) held for the account of SAC Capital Associates, a private investment limited liability company. Prentice Capital Management has, except in limited circumstances, investment and voting control over the securities of the company held by SAC Capital Associates. In limited circumstances, in accordance with investment agreements, each of S.A.C. Capital

Advisors, a Delaware limited liability company and S.A.C. Capital Management, a Delaware limited liability company would have investment and voting power with respect to the securities of the company held by S.A.C. Capital Associates, LLC. Mr. Steven A. Cohen controls both SAC Capital Advisors and SAC Capital Management. Each of SAC Capital Associates, SAC Capital Advisors, SAC Capital Management and Mr. Cohen disclaim beneficial ownership of any of these securities.

(4)	As reported in a Schedule 13G dated January 14, 2005 and in a selling securityholder questionnaire provided in connection with the company’s filing of a registration statement on Form S-3, each of Highbridge International LLC, Highbridge Capital Corporation, Highbridge Capital Management, LLC, Glenn Dubin and Henry Swieca may be deemed to be the beneficial owner of 4,911,793 shares of Class A Common Stock. Subject to the ownership limitation described in Note 2, each Reporting Person may be deemed the beneficial owner of (i) 1,889,242 shares of Class A Common Stock issuable to Smithfield Fiduciary LLC upon the exercise of certain warrants, (ii) 3,947,415 shares of Class A Common Stock issuable to Smithfield Fiduciary upon the conversion of certain secured convertible notes, (iii) 867,000 shares of Class A Common Stock issuable to Smithfield Fiduciary upon the conversion of preferred stock and (iv) 355,267 shares of Class A Common Stock issued to Smithfield Fiduciary upon the conversion of warrants. Highbridge Capital Management, LLC (“Highbridge”), is the trading manager of Smithfield Fiduciary LLC (“Smithfield”) and consequently has voting control and investment discretion over the shares of Class A common stock held by Smithfield. Glenn Dubin and Henry Swieca control Highbridge. Each of Highbridge and Messrs. Dubin and Swieca disclaims beneficial ownership of the shares of Class A common stock held by Smithfield.
(5)	As reported in a Schedule 13D dated January 14, 2005 and in a selling securityholder questionnaire provided in connection with the company’s filing of a registration statement on Form S-3, each of GMM Capital LLC, a Delaware limited liability company and GMM Trust, a trust formed under the law of the State of New Jersey, may be deemed to be the beneficial owner of 4,900,169 shares of Class A Common Stock. This amount includes (i) 4,440,169 shares of Class A Common Stock issuable to GMM Capital LLC upon the conversion of certain convertible notes and preferred stock and the exercise of certain warrants, (ii) 420,000 shares of Class A Common Stock issued to GMM Capital LLC upon the exercise of certain warrants and (iii) 40,000 shares of Class A Common Stock held by GMM Capital. GMM Trust is the sole member of GMM Capital.
(6)

As reported in a Schedule 13G dated January 14, 2005 and in a selling securityholder questionnaire provided in connection with the company’s filing of a registration statement on Form S-3, each of Millenco, LP, Millennium Holding Group, L.P., Millennium Management, L.L.C. and Israel A. Englander may be deemed to be the beneficial owner of 4,809,159 shares of Class A Common Stock. Subject to the ownership limitation described in Note 2, each Reporting Person may be deemed to be the beneficial owner of (i) 1,488,986 shares of Class A Common Stock issuable to Riverview Group, LLC, a Delaware limited liability company (“Riverview”) upon the exercise of certain warrants, (ii) 3,111,111 shares of Class A Common Stock issuable to Riverview upon the conversion of certain secured convertible notes, (iii) 683,333 shares of Class A Common Stock issuable upon the conversion of preferred stock; (iv) 280,000 shares of Class A Common Stock issued upon the conversion of certain warrants and (v) 1,150,300 shares of Class A Common Stock held outright by Millenco, LP, a Delaware limited partnership (“Millenco”). The managing member of Riverview is Millennium Holding Group, L.P., a Delaware limited partnership (“Millennium Holdings”). Millennium Management, L.L.C., a Delaware limited liability company (“Millennium Management”), is the general partner of Millennium Holdings and consequently may be deemed to have voting control and investment discretion over securities owned by Millennium Holdings and by Riverview. Israel A. Englander (“Mr. Englander”) is the managing member of Millennium Management. As a result, Mr. Englander may be deemed to be the beneficial owner of any shares deemed to be beneficially owned by Millennium Management. The foregoing should not be construed in and of itself as an admission by any of Millennium Holdings, Millennium Management or Mr. Englander as to beneficial ownership of the shares owned by Riverview. Millennium Partners, L.P., a Cayman Islands exempted limited partnership (“Millennium Partners”), is a limited partner of Millennium Holdings. As a limited partner, Millennium Partners has no investment or voting control over Millennium Holdings or its securities positions.

(7)	As reported in a Schedule 13D dated March 7, 2005, each of Remy W. Trafelet and Trafelet & Company, LLC may be deemed to be the beneficial owner of 2,781,500 shares of Class A Common Stock. Remy W. Trafelet is the Managing Member of Trafelet & Company, LLC.
(8)	As reported in a Schedule 13G dated February 2, 2005, each of PAR Investment Partners, L.P., PAR Group, L.P. and PAR Capital Management, Inc. may be deemed to be the beneficial owner of 2,575,913 shares of Class A Common Stock. PAR Group, L.P. is the general partner of PAR Investment Partners, L.P. and PAR Capital Management, Inc. is the general partner of PAR Group, L.P.
(9)	Consists of 500,000 shares of Class A Common Stock issuable upon the exercise of options pursuant to the Company’s 1996 Long Term Incentive Plan within 60 days of June 3, 2005.
(10)	Consists of (i) 42,750 shares of Class A Common Stock and (ii) 15,000 shares of Class A Common Stock issuable upon the exercise of options pursuant to the Company’s 1996 Long Term Incentive Plan within 60 days of June 3, 2005.
(11)	Includes 23,334 shares of Class A Common Stock issuable upon the exercise of options pursuant to the Company’s 1996 Long Term Incentive Plan within 60 days of June 3, 2005.
(12)	Includes 54,200 shares of Class A Common Stock issuable upon the exercise of options pursuant to the Company’s 1996 Long Term Incentive Plan within 60 days of June 3, 2005.
(13)	Includes 10,000 shares of Class A Common Stock issuable upon the exercise of options pursuant to the Company’s 2000 Stock Incentive Plan within 60 days of June 3, 2005.
(14)	Consists of 300,000 restricted shares of Class A Common Stock which are subject to vesting restrictions but have voting rights.
(15)	Consists of (i) 65,751 shares of Class A Common Stock issuable upon the exercise of options pursuant to the Company’s 1996 Long Term Incentive Plan within 60 days of June 3, 2005 and (ii) 300,000 restricted shares of Class A Common Stock which are subject to vesting restrictions but have voting rights.
(16)	Consists of 2,400,000 performance shares of Class A Common Stock which are subject to vesting restrictions but have voting rights.
(17)	Includes 750,000 restricted shares of Class A Common Stock which are subject to vesting restrictions but have voting rights.
(18)	Includes (i) 636,628 shares of Class A Common Stock issuable upon the exercise of options within 60 days of June 3, 2005, (ii) 2,400,000 performance shares of Class A Common Stock which are subject to vesting restrictions but have voting rights and (iii) 1,950,000 restricted shares of Class A Common Stock which are subject to vesting restrictions but have voting rights.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table sets forth the compensation (cash and non cash), for fiscal years 2004, 2003 and 2002 of the Named Executive Officers.

	Annual Compensation				Long-Term Compensation Awards
Name and Principal Position (1)	Fiscal Year	Salary	Bonus		Restricted Stock Awards	Securities Underlying Stock Options (#)	All other Compensations ($)
					(2)	(3)
Joseph Deckop (8) Former Interim Chief Executive Officer and Former Executive Vice President	2004 2003 2002	$350,865 148,173 0	$100,000 0 0	(4)	$357,910 0 0	15,000 50,000 0	$6,250 2,875 0	(5) (5)
Peter D. Whitford (9) Former Chief Executive Officer	2004 2003 2002	$684,997 420,192 0	0 0 0		0 0 0	600,000 300,000 0	$2,098,907 202,328 0	(6) (7)
Jennifer Pritchard Divisional President of Arden B.	2004 2003 2002	$398,103 315,000 87,231	$245,969 0 0	(4)	$349,160 0 0	15,000 66,300 50,000	$6,000 6,000 1,846	(5) (5) (5)
Douglas C. Felderman Executive Vice President and Chief Financial Officer	2004 2003 2002	$253,484 0 0	$100,000 0 0	(4)	$410,050 0 0	60,000 0 0	$4,925 0 0	(5)
Gary White Executive Vice President	2004 2003 2002	$137,769 0 0	$20,000 0 0	(4)	$26,400 0 0	30,000 0 0	$3,400 0 0	(5)
Allan Haims (10) Former Divisional President of Wet Seal	2004 2003 2002	$437,204 167,115 0	0 0 0		$357,910 0 0	15,000 100,000 0	$5,750 2,750 0	(5) (5)

(1)	While the Named Executive Officers enjoy certain perquisites, for fiscal years 2004, 2003 and 2002, these did not exceed the lesser of $50,000 or ten percent (10%) of the salary and bonus of any such officer.
(2)	These awards have been issued pursuant to retention agreements with the applicable Named Executive Officers and a stock bonus plan whereby certain employees of the Company receive Class A Common Stock in proportion to their salary. Under the bonus plan, the amount of the award is also dependent on the Company’s earnings before tax and the stock price on the date of grant. The bonus shares vest at a rate of 33 1/3% per year on each anniversary of the grant date, and a participant’s right to non-issued shares is subject to forfeiture if the participant’s employment is terminated. Dividends are not paid on stock grant awards until such time as the stock is vested and issued to the executive.
(3)	The numbers in this column have been adjusted to account for the three-for-two stock split effected as of May 9, 2002.
(4)	Bonus amounts earned in fiscal year 2004 were paid to the executives prior to the fiscal year end.
(5)	Amount represents payments in connection with the provision of an automobile.
(6)	Amount represents payments in connection with Mr. Whitford’s settlement agreement.
(7)	Amount represents (i) additional compensation of $200,000 as agreed upon at the commencement of employment with the Company and (ii) payments totaling $2,328 in connection with the provision of an automobile for a partial year.
(8)

Mr. Deckop joined the Company as Executive Vice President on August 18, 2003. On November 8, 2004, Mr. Deckop was appointed interim Chief Executive Officer in which capacity he served until February 1, 2005. On March 15, 2005, Mr. Deckop resigned as Executive Vice President of the Company. Mr. Deckop

is required to exercise his options on or before June 13, 2005 pursuant to the terms of his option agreement or these options will expire.
(9)	Mr. Whitford joined the Company as Chief Executive Officer on June 30, 2003. Mr. Whitford resigned effective on November 4, 2004. Mr. Whitford failed to exercise options to purchase 100,000 shares of Class A Common Stock within ninety (90) days after the termination of his employment. As a result, these options have expired pursuant to the terms of his option agreement. In connection with his severance agreement, Mr. Whitford was granted options to purchase an aggregate of 500,000 shares of Class A Common Stock, which will expire on June 1, 2006.
(10)	Mr. Haims resigned as President of the Wet Seal division on November 23, 2004. Mr. Haims failed to exercise options to purchase 15,000 shares of Class A Common Stock within ninety (90) days after the termination of his employment. As a result, these options have expired pursuant to the terms of his option agreement.

Option Grants in 2004

The following table sets forth information regarding options granted in fiscal year 2004 to each of the Named Executive Officers. All such options were granted pursuant to the Company’s 1996 Long-Term Incentive Plan with the exception of Gary White’s options which were granted pursuant to the Company’s 2000 Stock Incentive Plan.

OPTION GRANTS IN THE LAST FISCAL YEAR

	Individual Grants
Name	Number of Securities Underlying Options Granted (shares) (1)	Percentage of Total Options Granted to Employees in Fiscal Year 2004		Exercise or Base Price ($ per share)		Expiration Date		Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
								5% ($)			10% ($)
Joseph Deckop	15,000	1.01%			$5.93	6/30/14	(3)		$55,940			$141,763

Peter D. Whitford	100,000 200,000 300,000	6.74 13.48 20.23	% % %	$ $ $	5.78 2.00 1.75	6/17/14 6/01/06 6/01/06	(3) (4) (4)		— — —	(5) (6) (6)		— — —	(5) (6) (6)

Jennifer Pritchard	15,000	1.01%			$5.93	6/30/14			$55,940			$141,763

Douglas C. Felderman	50,000 10,000	3.37 0.67	% %	$ $	8.02 5.93	4/22/14 6/03/14		$ $	120,246 37,293		$ $	428,998 94,509

Gary White	30,000	2.02%			$5.67	7/16/14			$71,791			$215,071

Allan Haims	15,000	1.01%			$5.93	6/30/14	(3)		N/A	(5)		N/A	(5)

(1)	All options granted vest at a rate of 33 1/3% every six months or annually over a period of 18 months to 3 years, respectively, from the date of grant, except for Mr. Whitford’s options to purchase 100,000 shares of Class A Common Stock which vested 33 1/3% on the date of grant and options to purchase 200,000 and 300,000 shares of Class A Common Stock granted in connection with his settlement agreement which have no time vesting restrictions.
(2)	Potential realizable value is based on the assumption that the stock price of the Class A Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company’s estimate of future stock price performance.
(3)

Officers no longer employed by the Company have ninety (90) days after termination of their employment during which to exercise issued but unexercised options. Mr. Deckop’s options will expire on June 13, 2005. The options granted to Mr. Whitford and Mr. Haims under option agreements entered into prior to the termination of their employment have expired due to a failure to exercise such options within ninety (90) days of termination of employment.
(4)	These options were granted in connection with Mr. Whitford’s severance agreement and each grant expires on June 1, 2006.
(5)	The potential realizable values at assumed annual rates of stock price appreciation are no longer applicable due to the expiration of the options pursuant to the executive officer’s failure to exercise such options within ninety (90) days after the termination of his employment.
(6)	In each case the stock options were granted at a price that was at a premium to the then current market price and due to the limited duration of the option term, their potential realizable value would not exceed their exercise price.

Option Exercise and Fiscal Year-End Values

The following table sets forth information regarding the exercise of options by each of the Named Executive Officers during fiscal year 2004. The table also shows the number and value of unexercised options held by each of the Named Executive Officers as of January 29, 2005. The value of unexercised options is based on a fair market value as determined by the closing sale price of $2.23 per share of Class A Common Stock as of January 28, 2005.

AGGREGATED OPTION/SAR EXERCISES IN THE LAST FISCAL YEAR

AND OPTION/SAR VALUES AT JANUARY 29, 2005

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at January 29, 2005 (#)			Value of Unexercised “In-the-Money” Options at January 29, 2005 ($) (1)
			Exercisable		Unexercisable	Exercisable	Unexercisable
Joseph Deckop	0	0	15,000	(2)	50,000	0	0
Peter D. Whitford	0	0	633,334	(3)	0	$190,000	0
Jennifer Pritchard	0	0	47,100		84,200	0	0
Douglas C. Felderman	0	0	3,334		56,666	0	0
Gary White	0	0	0		30,000	0	0
Allan Haims	0	0	33,334		0	0	0

(1)	Represents the market value of shares underlying “in-the-money” options on January 29, 2005 less the option exercise price. Options are “in-the-money” at the fiscal year end if the fair market value of the underlying securities on such date exceeds the exercise or base price of the option.
(2)	These options have expired due to a failure to exercise such options within ninety (90) days of termination of employment.
(3)	This number includes options to purchase 100,000 shares of Class A Common Stock which have expired due to a failure to exercise such options within ninety (90) days of termination of employment.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of January 29, 2005 about the Company’s Class A Common Stock that may be issued upon the exercise of options, warrants and rights granted to employees, consultants or members of the Board of Directors under all of the Company’s existing equity compensation plans, including the Company’s 1996 Long-Term Incentive Plan, as amended, the 2000 Stock Incentive Plan and the 2005 Stock Incentive Plan.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	3,593,042	$8.90	9,181,915
Equity compensation plans not approved by security holders	0	0	0
Total	3,593,042	$8.90	9,181,915

Changes in our Board Composition and Management

The composition of our Board of Directors and executive management has changed since the Company’s last annual meeting. On August 3, 2004, Peter D. Whitford was appointed as a Director and Chairman of the Board of Directors. On this same date, Irving Teitelbaum was replaced by Mr. Whitford as Chairman of the Board of Directors but remained as a Director of the Company. On August 18, 2004, Howard Gross was appointed as lead director and Mr. Winterstern and Anne K. Zehren were appointed to the Board of Directors. On the same day, George H. Benter and Barry J. Entous retired from the Board of Directors.

On November 4, 2004, Mr. Whitford resigned from his position as Chief Executive Officer and Chairman of the Board of Directors. In connection with Mr. Whitford’s resignation, the Board of Directors appointed Joseph Deckop as interim Chief Executive Officer effective November 8, 2004. Also on November 8, 2004, the Board of Directors accepted the resignation of Ms. Zehren and appointed Mr. Winterstern as Chairman of the Board of Directors. On November 23, 2004, the Company announced the resignation of Allan Haims as President of the Wet Seal division.

On December 28, 2004, Mr. Irving Teitelbaum and Stephen Gross retired from the Board of Directors of the Company. Effective as of December 30, 2004, the Company’s Board of Directors appointed Joel N. Waller as a Director.

Effective as of January 27, 2005, Walter Loeb and Wilfred Posluns retired from the Board of Directors and Howard Gross resigned as a director of the Company. On the same day, Sidney M. Horn, Harold D. Kahn and Kenneth M. Reiss were appointed to serve on the Board of Directors. Effective as of February 1, 2005, Mr. Waller was appointed President and Chief Executive Officer. On March 15, 2005, Joseph Deckop resigned from his position as Executive Vice President.

Employment Agreements with Executives

Joel N. Waller

On December 16, 2004, the Company and Joel N. Waller entered into an Employment Agreement setting forth the terms of Mr. Waller’s employment with the Company as its President and Chief Executive Officer (the “Agreement”), effective on February 1, 2005 (the “Effective Date”).

The Agreement sets forth the terms of Mr. Waller’s employment, including: (i) a base salary of $650,000, (ii) an annual performance bonus to be paid in accordance with the Company’s incentive plan, with a target award up to 100% of Mr. Waller’s base salary and a maximum incentive opportunity up to 200% of his base salary, and (iii) 2,400,000 performance shares of the Company’s Class A Common Stock which were granted on February 1, 2005 under the terms of the Company’s 2005 stock incentive plan (the “Plan”) and the related performance shares award agreement entered into on February 1, 2005 by the Company and Mr. Waller (the “Award Agreement”).

The Award Agreement provides that the shares will be granted in two tranches of 1,200,000 shares each (“Tranche 1” and “Tranche 2” respectively), subject to certain restrictions. In particular, prior to vesting of the shares, Mr. Waller may not transfer the shares, except to his immediate family members for no consideration or as provided in the Plan or the Award Agreement.

Mr. Waller’s shares will vest as follows: (i) 600,000 of the Tranche 1 Shares will vest if, at any time following the first anniversary of the Effective Date and before the third anniversary of the Effective Date (the “Tranche 1 Vesting Period”), the weighted average closing price of the Company’s stock for any trailing 20 trading days (the “20-Day Average”) during the Tranche 1 Vesting Period equals or exceeds $3.50 per share; an additional 200,000 of the Tranche 1 Shares will vest (until the entire Tranche 1 is 100% vested) each time the 20-Day Average price of the Company’s stock during the Tranche 1 Vesting Period equals or exceeds $4.00, $4.50 and $5.00 per share; and, for the avoidance of doubt, if the 20-Day Average equals or exceeds $5.00 per share at any time during the Tranche 1 Vesting Period, 100% of Tranche 1 shall vest; and (ii) 200,000 of the Tranche 2 Shares will vest if, at any time following the second anniversary of the Effective Date and before the third anniversary of the Effective Date (the “Tranche 2 Vesting Period”), the 20-Day Average during the Tranche 2 Vesting Period equals or exceeds $5.50 per share; an additional 200,000 of the Tranche 2 Shares will vest (until the entire Tranche 2 is 100% vested) each time the 20-Day Average price of the Company’s stock during the Tranche 2 Vesting Period equals or exceeds $6.00, $6.50, $7.00, $7.50 and $8.00 per share; and, for the avoidance of doubt, if the 20-Day Average equals or exceeds $8.00 per share at any time during the Tranche 2 Vesting Period, 100% of Tranche 2 shall vest. If any of the Shares are still outstanding as of the third anniversary of the Effective Date and have not otherwise vested after giving effect to the vesting provisions of clauses (i) and (ii) above, the unvested Shares shall automatically be forfeited without the payment of any consideration to Mr. Waller.

Peter D. Whitford

Peter D. Whitford served as the Chief Executive Officer of the Company from June 30, 2003 through November 4, 2004. During his employment, Mr. Whitford was entitled to receive an annual base salary of $750,000, adjustable annually, and was eligible to receive a performance bonus. At the time his employment with the Company terminated his annual salary was $775,000.

On November 4, 2004, the Company and Mr. Whitford entered into an Agreement and General Release to terminate Mr. Whitford’s employment with the Company. Pursuant to this agreement, Mr. Whitford resigned from his positions as Chief Executive Officer, Director and Chairman of the Board of Directors, effective as of November 4, 2004.

In addition, the Agreement and General Release provided that Mr. Whitford would receive certain payments and grants of options from the Company, including: (i) bi-weekly payments of $29,807 which were paid from November 5, 2004 until January 14, 2005 (the “Payment Date”), (ii) 300,000 options at an exercise price of $1.75 per share and 200,000 options at an exercise price of $2.00 per share, exercisable until June 1, 2006, issued on December 8, 2004, (iii) a payment of $1,585,000 (less the total amount of bi-weekly payments) which was paid on the Payment Date, representing two years of compensation, (iv) a payment of $509,400 which was paid on the Payment Date, representing the cost of three annual contributions to Mr. Whitford’s supplemental executive retirement plan, (v) a payment of an amount equal to the cost of Mr. Whitford’s continued healthcare coverage for eighteen months following November 4, 2004, which was paid on or before the Payment Date, and (vi) $50,000 representing the cost of providing outplacement services which was paid on the Payment Date.

Furthermore, each of the Company and Mr. Whitford released the other party from any claims it had against such other party up to November 4, 2004.

Joseph Deckop

On October 27, 2004, the Company entered into a retention agreement with Joseph Deckop, in his capacity as Executive Vice President of the Company. Mr. Deckop also served as the Company’s interim Chief Executive Officer following the departure of Mr. Whitford until February 1, 2005, the date upon which Mr. Waller assumed his duties as President and Chief Executive Officer.

Under the retention agreement, Mr. Deckop received a one-time retention cash bonus of $100,000 on December 1, 2004, which was required to be returned to the Company if Mr. Deckop were to voluntarily terminate his employment with the Company within 12 months. In addition, Mr. Deckop received a grant of 155,000 shares of our restricted stock as well as certain severance protections upon an involuntary termination of employment by the Company. The Company did not modify Mr. Deckop’s retention agreement in connection with his appointment as interim Chief Executive Officer of the Company.

On March 15, 2005, Mr. Deckop resigned from his position as Executive Vice President. In connection with his separation from the Company, Mr. Deckop was not required to return his $100,000 retention bonus.

Douglas C. Felderman

On October 28, 2004, the Company entered into a retention agreement with Douglas C. Felderman, our Executive Vice President and Chief Financial Officer. Under the retention agreement, Mr. Felderman received a one-time retention cash bonus of $100,000, which is required to be returned to the Company if Mr. Felderman were to voluntarily terminate his employment with the Company within 12 months.

In addition, Mr. Felderman received a grant of 155,000 shares of our restricted stock as well as certain severance protections upon an involuntary termination of employment by the Company.

Jennifer Pritchard

On September 27, 2004, the Company entered into a retention agreement with Jennifer Pritchard, President of the Arden B. division. Ms. Pritchard’s base salary was increased by $25,000 to an annual rate of $410,000, her bonus opportunity was increased from 50% of her salary to 75% of her salary and her previous maximum bonus was increased from 100% to 150% of her salary. In addition, Ms. Pritchard was given a retention cash bonus of $200,000, which is required to be returned to the Company if she were to leave voluntarily within 12 months. Ms. Pritchard has the right to exchange the retention cash bonus for an award of 200,000 shares of our Class A Common Stock.

In addition, Ms. Pritchard received a grant of 200,000 shares of our restricted Class A Common Stock as well as certain severance protections upon an involuntary termination of employment by the Company.

Gary White

On March 28, 2005, the Company and Gary White entered into an “at-will” employment agreement. Under the employment agreement, Mr. White is entitled to and has been granted: (i) a base salary increase to an annual rate of $375,000, (ii) 60,000 Company stock options which vest equally in three installments beginning on the first anniversary of the signing of the employment agreement, (iii) 200,000 shares of restricted stock granted in two tranches, pursuant to the Plan, which vest upon the achievement of certain trading prices of the Company’s Class A common stock, and (iv) a discretionary annual bonus of up to 50% of his base salary.

In addition, Mr. White is entitled to receive a severance payment equal to one year’s base salary if he is terminated by the Company without cause within one year of the signing of the employment agreement. The severance payment is conditioned upon Mr. White entering into a separation agreement and general release of any claims against the Company upon his termination.

The Company did not modify Mr. White’s employment agreement in connection with his appointment as Executive Vice President of the Company.

Director Compensation

All directors, other than Messrs. Waller and Winterstern, receive an annual fee of $75,000 that is payable quarterly. Mr. Winterstern receives an annual fee of $250,000 that is payable quarterly. In addition, each director, other than Messrs. Waller and Winterstern received 300,000 shares of restricted stock which vest in three equal installments on the first, second and third anniversaries of the date of grant which was January 27, 2005. Mr. Winterstern received 750,000 shares of restricted stock which vest under the same terms.

The awarding of stock options and/or restricted stock by the Company to directors, in their capacity as such, is at the discretion of the Compensation/Option Committee. The directors do not receive any additional compensation in connection with their attendance of board and committee meetings. All directors are reimbursed for expenses incurred in connection with attendance at the meetings of the Board of Directors.

Mr. Waller is not entitled to any additional compensation in his capacity as a director. Please see the summary of Mr. Waller’s employment agreement set forth in this Proxy Statement for additional compensation information.

Special Committee Compensation

On August 18, 2004, the Company formed a special committee of the Board of Directors to analyze various business alternatives in light of its financial condition. The Special Committee was composed of Mr. Winterstern (Chairman), Howard Gross and Alan Siegel. Upon the recommendation of Pearl Meyer & Partners, a leading compensation consulting firm, Henry D. Winterstern received a fee of $35,000 per month for the first two months of service on the Special Committee, while Messrs. Gross and Siegel received $25,000 per month for the same period. Each member of the Special Committee received one-half of his respective monthly fee for the third month of service on the Special Committee. The Special Committee was disbanded on November 9, 2004, which was the date of execution of the Securities Purchase Agreement governing the private placement of the Company’s convertible notes and warrants (the “Private Placement”).

Additional Compensation for Mr. Winterstern

On February 24, 2005, Mr. Winterstern received 250,000 shares of unregistered Class A Common Stock in consideration for his extensive involvement in the structuring, negotiation and successful conclusion of the Private Placement.

Indemnification Agreements

The Company has entered into indemnification agreements with each of our current directors and certain of our officers. These agreements requires us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to adverse expenses incurred as a result of any proceeding against them as to which they can be indemnified. We expect to enter into indemnification agreements with our future directors and certain of our officers.

Compensation/Option Committee Report

The following Report of the Compensation/Option Committee does not constitute soliciting materials and shall not be deemed filed or incorporated by reference into any other filing by the Company with the SEC, except to the extent specifically incorporated by reference.

The primary duties of the Compensation/Option Committee include: (i) reviewing the compensation levels of the Company’s primary executive officers and certain other members of senior management, (ii) consulting with and making recommendations to the Company’s Board of Directors regarding the Company’s overall policy of granting options and awards under the Company’s long-term incentive plans, (iii) monitoring the performance of senior management, (iv) granting restricted stock, performance shares and stock options to executive officers and other key employees, and (v) related matters. The Board of Directors has affirmatively determined that each member of the Compensation/Option Committee is independent in accordance with Nasdaq National Market listing standards. The members of the Compensation/Option Committee who have delivered this report were appointed by the Company’s Board of Directors on January 27, 2005.

Compensation Philosophy

The Company’s executive compensation programs are based upon the recognition that The Wet Seal, Inc. competes in a creative industry in which it is critical to stay current with rapidly changing trends and styles. Competition is intense for talented executives who can successfully guide a company in this type of competitive environment. Therefore, the Company’s compensation programs are designed to provide total compensation packages that will both attract talented individuals to the Company as well as provide rewards based upon the Company’s long-term success.

With these principles in mind, the Compensation/Option Committee has set forth the following guidelines:

1. Provide base salaries that are competitive in the retail apparel industry to attract and retain talented individuals;

2. Provide annual bonuses that are tied to the Company’s short-term performance to align the interests of the Company’s executives with those of its stockholders; and

3. Provide long-term incentive benefits that will reward long-term commitment to the Company.

Compensation of Executive Officers

Base salaries for executive officers are established with a view to the responsibilities of the position and the experience of the individual. Salary levels are also fixed with reference to comparable companies in retail and related trades. The salaries of key executive officers and the incentive plans in which they participate are reviewed annually by the Compensation/Option Committee in light of the Committee’s assessment of individual performance, contribution to the Company and level of responsibility.

Executive officers are eligible to receive annual cash bonuses with a percentage based on the profitability of the Company and another percentage based on individual performance. The Compensation/Option Committee believes that tying annual cash bonuses to the Company’s profitability aligns the interests of management with stockholders and encourages intensive efforts to attain and increase profitability.

The Company maintains an employee stock bonus plan in which the top executives and other key employees of the Company are eligible to participate. Awards under this plan are calculated by multiplying the Company’s fiscal year-end pretax profit (if any) as a percentage of sales by the employee’s base salary and dividing such amount by the price of the Company’s Class A Common Stock as of the end of the fiscal year. Grants under the stock bonus plan vest over a period of three years.

Restricted stock, performance shares and stock options are granted to executive officers and other key employees whose contributions are considered important to the long-term success of the Company pursuant to the Company’s long-term incentive plans. Restricted stock, performance shares and stock options have historically been granted by the Compensation/Option Committee on a case-by-case basis based upon management’s recommendations and the Committee’s evaluation of an individual’s past contributions and potential future contributions to the Company. In granting restricted stock, performance shares and stock options, the Compensation/Option Committee takes into consideration the anticipated long-term contributions of an individual to the potential growth and success of the Company, as well as the number of options previously granted to the individual.

Compensation of the Chief Executive Officer

On June 30, 2003, Peter D. Whitford was appointed Chief Executive Officer by the Board of Directors. For fiscal year 2004, Mr. Whitford was compensated in accordance with his employment agreement, which is described elsewhere in this Proxy Statement. Mr. Whitford resigned as Chief Executive Officer effective as of November 4, 2004.

Effective November 8, 2004, the Board of Directors appointed Joseph Deckop as interim Chief Executive Officer. For fiscal year 2004, Mr. Deckop was compensated in accordance with his employment agreement, which is described elsewhere in this Proxy Statement. Mr. Deckop’s position as Interim Chief Executive Officer was terminated effective as of February 1, 2005, when Mr. Waller was appointed Chief Executive Officer of the Company.

On December 16, 2004, the Company and Joel N. Waller entered into an Employment Agreement setting forth the terms of Mr. Waller’s employment as President and Chief Executive Officer. Mr. Waller’s Employment Agreement is described elsewhere in this Proxy Statement. Mr. Waller assumed his role as President and Chief Executive Officer effective February 1, 2005.

Limitations on Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), enacted as part of the Revenue Reconciliation Act of 1993, limits the deductibility of compensation paid to certain executive officers of the Company beginning with the Company’s taxable year 1994. To qualify for deductibility under Section 162(m), compensation in excess of $1 million per year paid to the Chief Executive Officer and the four other most highly compensated executive officers at the end of such fiscal year generally must be either (1) paid pursuant to a written binding contract in effect on February 17, 1993 or (2) “performance-based” compensation as determined under Section 162(m). In order to be considered “performance-based” for this purpose, compensation must be paid solely on account of the attainment of one or more pre-established performance goals established by a committee of two or more “outside directors,” pursuant to an arrangement that has been disclosed to and approved by stockholders. Also, in order for an arrangement to give rise to fully deductible “performance-based” compensation, the terms of the arrangement must preclude the exercise of any discretion in the administration of the plan that would have the effect of increasing compensation paid thereunder.

Policy with Respect to Qualifying Compensation Deductibility

The Company’s policy with respect to the deductibility limit of Section 162(m) of the Code generally is to preserve the federal income tax deductibility of compensation paid when it is appropriate and is in the best interest of the Company and its stockholders. However, the Company reserves the right to authorize the payment of non-deductible compensation if it deems that it is appropriate.

Compensation/Option Committee:

Sidney M. Horn

Harold D. Kahn

Kenneth M. Reiss

Henry D. Winterstern

Stock Price Performance Graph

The following graph compares the cumulative stockholder return on the Company’s Class A Common Stock with the return on the Total Return Index for the NASDAQ Stock Market (US) and the NASDAQ Retail Trade Stocks. The graph assumes $100 invested on January 28, 2000 in the stock of The Wet Seal, Inc., the NASDAQ Stock Market (US) and the NASDAQ Retail Trade Stocks. It also assumes that all dividends are reinvested.

Performance Graph for the Class A Common Stock of Wet Seal, Inc.

	January 28 2000*	February 2, 2001*	February 1, 2002*	January 31, 2003*	January 30, 2004*	January 28, 2005*
The Wet Seal, Inc.	$100	$282	$362	$182	$179	$46
NASDAQ Stock Market (US)	$100	$68	$49	$34	$54	$53
NASDAQ Retail Trade Stocks	$100	$77	$92	$75	$109	$131

*	Closest preceding trading date to the beginning of the Company’s fiscal year.

The historical stock performance shown on the graph is not necessarily indicative of future price performance.

Section 16(a) Beneficial Ownership Reporting Compliance

The federal securities laws require the filing of certain reports by officers, directors and beneficial owners of more than 10% of the Company’s securities with the Securities and Exchange Commission. Specific due dates have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates.

Based solely on a review of copies of the filings furnished to the Company, the Company believes that during fiscal year 2004, all such filing requirements were satisfied by the Company’s officers, directors and ten percent (10%) stockholders, except that two Forms 4 for Jennifer Pritchard were not filed on a timely basis to report a grant shares of Class A Common Stock and restricted shares of Class A Common Stock, respectively, and a Form 4 for each of Anne Zehren, Howard Gross and Henry D. Winterstern were not filed on a timely basis to report individual grants of shares of Class A Common Stock.

OTHER MATTERS

The Board of Directors knows of no other business to come before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the accompanying form of proxy or their substitutes will vote in their discretion on such matters.

SOLICITATIONS

The cost of this solicitation or proxies will be borne by the Company. Arrangements may be made with brokerage houses, custodians, nominees and fiduciaries to send proxies and materials to their principals and, upon request, the Company will reimburse them for their expenses in so doing. The company has engaged MacKenzie Partners, Inc., as proxy solicitor, in connection with this Proxy Statement for which it will be paid a fee of $6,500, plus reimbursement of certain expenses.

STOCKHOLDER PROPOSALS FOR PRESENTATION AT 2006 ANNUAL MEETING

If a stockholder of the Company wishes to present a proposal for consideration at the next annual meeting of stockholders, the proposal must be received at the principal executive offices of the Company no later than December 15, 2005, to be considered for inclusion in the Company’s proxy statement and form of proxy for that annual meeting. A stockholder proposal will be considered untimely for consideration at the next annual meeting if it is not received by the Company at least 45 days prior to the date of the meeting.

EXHIBIT A

Proposed Amendment to the

Restated Certificate Of Incorporation, as Amended, of

The Wet Seal, Inc.

Set forth below is the text of Article IV, Section 4.1 of the Restated Certificate of Incorporation of The Wet Seal, Inc., as proposed to be amended if Proposal 1 is approved by our stockholders:

“Section 4.1. Number of Shares. The total number of shares which the corporation shall have authority to issue is THREE HUNDRED TWELVE MILLION (312,000,000), consisting of “Common Stock” and “Preferred Stock” as follows:

(a) Preferred Stock. The total number of shares of Preferred Stock shall be TWO MILLION (2,000,000), having a par value of one cent ($0.01) per share, which may be issued from time to time in one or more series. The board of directors is hereby authorized to fix, by resolution or resolutions providing for the issue of any such series, the voting powers, if any, and the designation, preferences and rights of the shares in such series, and the qualifications, limitations or restrictions thereof, including, but not limited to, the following:

(1) the number of shares constituting that series and the distinctive designation thereof;

(2) the dividend rate on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(3) the voting rights, if any, of shares of that series in addition to the voting rights provided by law, and the terms of such voting rights;

(4) the terms and conditions of the conversion privileges, if any, of shares of that series, including provision for adjustment of the conversion rate in such events as the board of directors shall determine;

(5) the terms and conditions of redemption, if shares of that series shall be redeemable, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(6) the terms and amount of any sinking fund for the redemption or purchase of shares of that series, if any;

(7) the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights or priority, if any, of payment of shares of that series; and

(8) any other relative rights, preferences and limitations of that series.

Dividends on outstanding Preferred Stock shall be declared and paid, or set apart for payment, before any dividend shall be declared and paid, or set apart for payment, on the Common Stock with respect to the same dividend period.

(b) Common Stock. The total number of shares of Common Stock shall be THREE HUNDRED TEN MILLION (310,000,000), divided into two classes designated as Class A Common Stock and Class B Common Stock, as follows: the total number of authorized shares of Class A Common Stock shall be THREE HUNDRED MILLION (300,000,000), and each share of Class A Common Stock shall have a par value of ten cents ($0.10); and the total number of authorized shares of Class B Common Stock shall be TEN MILLION (10,000,000), and each share of Class B Common Stock shall have a par value of ten cents ($0.10).”

A-1

EXHIBIT B

Proposed Amendment to

The Wet Seal, Inc. 2005 Stock Incentive Plan

The Wet Seal, Inc. 2005 Stock Incentive Plan is hereby amended by adding new Section 3.3 to read as follows:

3.3 Subject to adjustments in accordance with Section 12, in addition to the shares of Stock available for grant pursuant to Section 3.1 of the Plan, an additional 2,500,000 shares of Stock shall be available for the grant of Awards under the Plan; provided that, for purposes of this limitation, any Stock subject to an Option or Award which is canceled, forfeited or expires prior to exercise or realization shall again become available for issuance under the Plan (the “Special Reserve”).

B-1

EXHIBIT C

Charter of the Compensation Committee

of the Board of Directors of

The Wet Seal, Inc.

As ratified by the Board of Directors

May 12, 2005

I.	Purpose and Authority of the Committee

The Compensation Committee (the “Committee”) of the Board of Directors of The Wet Seal, Inc. (the “Company”) is appointed by the Board of Directors (the “Board”) to discharge the Board’s responsibilities with respect to all forms of compensation of the Company’s executive officers, to administer the Company’s equity incentive plans for employees, to produce an annual report on executive compensation for use in the Company’s annual proxy statement and to perform such other functions as the Board may from time to time assign to the Committee. This Charter sets forth the authority and responsibility of the Committee for approving and evaluating executive officer compensation arrangements, plans, policies and programs of the Company and for administering the Company’s equity incentive plans for employees whether adopted prior to or after the date of adoption of this Charter (the “Stock Plans”).

II.	Composition of the Committee and Delegation

The Committee will consist of three or more members, with the exact number being determined by the Board. Each of the members of the Committee will be (i) an “independent director” as defined under the NASDAQ Listing Standards, as they may be amended from time to time (the “Nasdaq Rules”), except as may otherwise be permitted by such rules and (ii) a “Non-Employee Director,” as defined in Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). If any such person does not qualify as an “outside director” within the meaning of Treasury Regulation 1.162-27(e)(3) at the time that the Committee is granting “qualified performance-based compensation” within the meaning of Treasury Regulation 1.162-27(e)(2), such person shall recuse himself or herself from considering any compensation arrangement for which the Company will seek to so qualify. In such event, the Board shall appoint one or more “outside directors” to the Committee such as that it is comprised solely of two or more “outside directors” in order to satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended. All members of the Committee will be appointed by, and shall serve at the discretion of, the Board.

The Board will select members of the Committee who will be approved by a majority vote of the members of the Board. Committee members will serve during their respective term as a director, subject to earlier removal by a majority vote of the Board. Unless a chair is elected by the full Board, the members of the Committee may designate a chair by majority vote of the Committee membership.

The Committee shall have the authority to delegate responsibilities listed herein to subcommittees of the Company if the Committee determines such delegation would be in the best interest of the Company.

III.	Committee Responsibilities

The principal processes of the Committee in carrying out its oversight responsibilities are set forth below. These processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate and may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities.

(a)	The Committee will have the final authority to determine the form and amount of compensation and internal equity considerations to be paid or awarded to the Chief Executive Officer (“CEO”), the Chief Operating Officer (“COO”) and the Chief Financial Officer (“CFO”) and Divisional Presidents.

(b)	The CEO will have the authority to hire, retain, promote or terminate any employee whose salary is $250,000 or less in base annual pay regardless of Section 16(b) status under the Exchange Act.

(c)	The CEO will have authority to grant bonuses, stock option and restricted stock in accordance with the 2005 Board Approved Wet Seal, Inc. Total Compensation Matrix.

(d)	The Committee will annually review and approve the corporate goals and objectives relevant to CEO compensation and evaluate the CEO’s performance in light of these goals and objectives. Based on this evaluation, the Committee will make and annually review decisions respecting (i) salary paid to the CEO, (ii) the grant of all cash-based bonuses and equity compensation to the CEO, (iii) the entering into or amendment or extension of any employment contract or similar arrangement with the CEO, (iv) any CEO severance or change in control arrangement, and (v) any other CEO compensation matters as from time to time directed by the Board. In determining the long-term incentive component of the CEO’s compensation, the Committee will consider, among other things: the Company’s performance and relative shareholder return, the value of similar incentive awards to chief executive officers at companies that the Committee determines comparable based on factors it selects, and the incentive awards given to the CEO in prior years. The CEO may not be present during voting or deliberations concerning CEO compensation.

(e)	The Committee will annually review and approve the corporate goals and objectives relevant to executive officers’ 16(b) compensation. In light of these goals and objectives, the Committee will annually review the proposals of the CEO with respect to (i) salary paid to the executive officers, (ii) the grant of cash-based bonuses and equity compensation provided to the executive officers, (iii) the entering into, amendment or extension of any employment contract or similar arrangement with the executive officers, (iv) executive officers’ severance or change in control arrangement, and (v) any other executive officer compensation matters as from time to time directed by the Board. In determining the long-term incentive component of the executive officers’ compensation, the Committee will consider the same factors pertaining to such compensation that it considers for that element of the CEO’s compensation.

(f)	The Committee will periodically review with the CEO, and make recommendations to the Board, with respect to adoption and approval of, or amendments to, all equity-based incentive compensation plans and arrangements for employees, and the shares and amounts reserved thereunder. The Committee will also periodically review and make recommendations to the Board with respect to the adoption and approval of, and amendments to all cash based incentive plans for senior executives.

(g)	The Committee will: (i) approve grants of stock, stock options or stock purchase rights to employees eligible for such grants (including grants in compliance with Rule 16b-3 promulgated under the Exchange Act to individuals who are subject to Section 16 of the Exchange Act); (ii) interpret the Stock Plans and agreements thereunder; and (iii) determine acceptable forms of consideration for stock acquired pursuant to the Stock Plans. Pursuant to Section157 of the Delaware General Corporation Law, the Committee may delegate to the Company’s CEO the authority to grant options to employees of the Company or of any subsidiary of the Company who are not directors or executive officers, provided that such grants are within the limits established by Section157 and by resolution of the Board of Directors.

(h)	The Committee will periodically review the Company’s policies and procedures with respect to employee loans, and will not approve any arrangement in which the Company, directly or indirectly, extends or maintains credit, arranges for the extension of credit or renews an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of the Company. The Committee will assist the Board and management of the Company in complying with this prohibition.

(i)	The Committee will exercise the powers of the Directors and perform such duties and responsibilities as may be assigned to a “committee”, this Committee or the Board under the terms of any incentive-compensation, equity-based, deferred compensation, or other plan in the Company’s executive benefit program.

(j)	The Committee will prepare an annual report on executive compensation to the Company’s stockholders for inclusion in the proxy statement for the Company’s annual meeting in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”).

(k)	The Committee will make periodic reports to the Board on its activities.

(l)	The Committee will approve settlements of employment related law suits exceeding $100,000.

(m)	The Committee will review and approve all employment agreements.

(n)	The Committee will perform any other activities required by applicable law, rules or regulations, including the rules of the SEC and any exchange or market on which the Company’s capital stock is traded, and perform other activities that are consistent with this Charter, the Company’s Restated Certificate of Incorporation and Bylaws, and governing laws, as the Committee or the Board deems necessary or appropriate.

IV.	Meetings

Meetings of the Committee will be held from time to time, but at least twice each year, in response to the needs of the Board or as otherwise determined by the Chairman of such Committee, and the Committee shall provide reports to the Board. The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee’s actions to the Board from time to time (but at least once each year) as requested by the Board.

The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

V.	Minutes

The Committee will maintain written minutes of its meetings, and will file such minutes with the books and records of the Company.

VI.	Removal

A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. No person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule or regulation of the United States Securities and Exchange Commission or the Nasdaq Stock Market.

VII.	Annual Evaluation Procedures

The Committee shall on an annual basis evaluate its performance, which evaluation should among other things: (a) compare its performance with the requirements of this Charter, (b) evaluate its performance against its goals and objectives for the previous year, and (c) set forth its goals and objectives for the upcoming year. The evaluation should include a review and assessment of the adequacy of this Charter. The Committee shall address all matters that it considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated, the quality of the written materials and presentations and whether the number and length of meetings of the Committee were adequate for it to complete its work in a thorough and thoughtful manner.

The Committee shall report the results of its evaluation to the Board, including any recommended amendments to this Charter and any recommended changes to the Company’s or the Board’s policies or procedures.

VIII.	Studies

The Committee may conduct or authorize studies of matters within the Committee’s scope of responsibilities as described above, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Committee in any such studies. The Committee shall have sole authority to retain and terminate any compensation consultant to be used to survey the compensation practices in the Company’s industry and to provide advice so that the Company can maintain its competitive ability to recruit and retain highly qualified personnel. The Committee shall have the sole authority to negotiate and approve the fees and retention terms of any compensation consultant retained.

IX.	Miscellaneous

Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. This Charter, and any amendments thereto, shall be displayed on the Company’s web site and a printed copy of such shall be made available to any shareholder of the Company who requests it.

EXHIBIT D

Charter of the

Nominating and Governance Committee of the

Board of Directors of The Wet Seal, Inc.

As ratified by the Board of Directors

May 12, 2005

I.	Purpose and Authority of the Committee

The purposes of the Nominating and Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of The Wet Seal, Inc. (the “Company”) shall be to recommend to the Board individuals qualified to serve as directors of the Company and on committees of the Board; to advise the Board with respect to the Board composition, compensation, procedures and committees; to develop and recommend to the Board a set of corporate governance principles applicable to the Company; and to oversee the evaluation of the Board. The Committee shall report to the Board on a regular basis and not less than once per year.

II.	Composition of the Committee and Delegation

The Committee shall be comprised of two or more directors, with the exact number being determined by the Board. Each of the members of the Committee will be an “independent director” as defined under the Nasdaq Listing Standards, as they may be amended from time to time (the “Nasdaq Rules”), except as may otherwise be permitted by such Rules.

Notwithstanding the above paragraph, if the Committee is comprised of at least three members, one director who is not “independent” as defined under the Nasdaq Rules and is not a current officer or employee or a “Family Member” (as defined under the Nasdaq Rules) of an officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that such individual’s membership on the Committee is required by the best interests of the Company and its stockholders, and the Board discloses, in the proxy statement for the next annual meeting subsequent to such determination, the nature of the relationship and the reasons for the determination. A member appointed under this exception may not serve longer than two years.

The Board will select members of the Committee who will be approved by a majority vote of the members of the Board. Committee members will serve during their respective term as a director, subject to earlier removal by a majority vote of the Board. Unless a chair is elected by the full Board, the members of the Committee may designate a chair by majority vote of the Committee membership.

The Committee shall have the authority to delegate responsibilities listed herein to subcommittees of the Company if the Committee determines such delegation would be in the best interest of the Company.

III.	Meetings and Procedures of the Committee

The Committee may fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter. The Committee shall meet at least two times annually or more frequently as circumstances or such rules of procedure as it may adopt require. The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee’s actions to the Board from time to time (but at least once each year) as requested by the Board.

The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

Following each of its meetings, the Committee shall deliver a report on the meeting to the Board, including a summary description of actions taken by the Committee at the meeting. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

IV.	Minutes

The Committee will maintain written minutes of its meetings, and will file such minutes with the books and records of the Company.

V.	Committee Responsibilities

In carrying out its oversight responsibilities, the Committee’s policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so as to ensure the Company remains in compliance with applicable legal and regulatory requirements. In addition to such other duties as the Board may from time to time assign, the Committee shall have the following responsibilities:

A.	Board Candidates and Nominees

The Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

(i)	To recommend to the Board the director nominees for election by the stockholders or appointment by the Board, as the case may be, pursuant to the Bylaws of the Company, which recommendations shall be consistent with the Board’s criteria for selecting new directors. Such criteria shall include the possession of such knowledge, experience, skills, expertise and diversity as may enhance the Board’s ability to manage and direct the affairs and business of the Company, including, when applicable, as may enhance the ability of committees of the Board to fulfill their duties. The Committee shall also take into account, as applicable, the satisfaction of any independence requirements imposed by law, regulation and the Rules. Any new candidate proposed by the Committee for election to the Board shall be discussed with and receive concurrence from the whole Board prior to the Chairman of the Board extending a formal invitation to the candidate to join the Board.

(ii)	To establish procedures for evaluating the suitability of potential director nominees proposed by the directors, management or stockholders. Independent director oversight of director nominations shall not apply in cases where the right to nominate a director legally belongs to a third party. However, this does not relieve the Committee’s obligations to comply with the committee composition requirements in Section II of this Charter.

(iii)	To review the suitability for continued service as a director of each Board member when his or her term expires and when he or she has a significant change in status, including but not limited to an employment change, and to recommend whether or not the director should be re-nominated.

B.	Board Composition and Compensation

The Committee shall have the following goals and responsibilities with respect to the composition and procedures of the Board as a whole:

(i)	To review annually with the Board the size and composition of the Board as a whole and to recommend, if necessary, measures to be taken so that the Board (i) reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and (ii) contains at least the minimum number of independent directors required by the Nasdaq Rules or such greater number or percentage of independent directors as the Committee may, from time to time, recommend to the Board.

(ii)	To make recommendations on the frequency and structure of Board meetings.

(iii)	To review, on an annual basis, the level and form of non-employee Director compensation and recommend to the Chairman of the Board any changes the Committee considers appropriate.

(iv)	To make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted, including but not limited to procedures with respect to the waiver by the Board of any Company rule, guideline, procedure or corporate governance principle.

C.	Board Committees

The following shall be the goals and responsibilities of the Committee with respect to the committee structure of the Board:

(i)	To make recommendations to the Board, in consultation with the Chairman of the Board, regarding the size, composition and chair, if any, of each standing committee of the Board of Directors, including the identification of individuals qualified to serve as members of a standing committee, including the Committee, and to recommend to the Board individual directors to fill any vacancy that might occur on a committee, including the Committee.

(ii)	To monitor the functioning of the standing committees of the Board and to make recommendations for any changes, including the creation and elimination of any standing or special committees.

(iii)	To review annually standing committee assignments and the policy with respect to the rotation of standing committee memberships and/or chairpersonships, and to report any recommendations to the Board.

D.	Corporate Governance

The following shall be the goals and responsibilities of the Committee with respect to corporate governance:

(i)	To assist in the certification by the Company that it has adopted a formal written charter or board resolution, as applicable, addressing the nominations process and such related matters as may be required under the federal securities laws.

(ii)	To develop and recommend to the Board a set of corporate governance principles for the Company, which shall be consistent with any applicable laws, regulations and listing standards. At a minimum, the corporate governance principles developed and recommended by the Committee shall address the following:

(a)	Director qualification standards. The Committee shall establish director qualification standards; and such standards must reflect at a minimum the independence requirements of the Rules. The Committee shall also develop policies regarding director tenure, retirement and succession, and may consider whether it is in the best interest of the Company to limit the number of corporate boards on which a director may serve.

(b)	Director responsibilities.

(c)	Director access to management and, as necessary and appropriate, independent advisors.

(d)	Director compensation, including principles for determining the form and amount of director compensation, and for reviewing those principles at least annually.

(e)	Director orientation and continuing education.

(f)	Management succession, including policies and principles for the selection and performance review of the Chief Executive Officer, as well as policies regarding succession of the Chief Executive Officer in the event of his or her death or retirement.

(iii)

To review periodically, and at least annually, the corporate governance principles adopted by the Board to assure that they are appropriate for the Company, and to recommend any desirable changes therein to the Board. In formulating its recommendations pursuant to this Charter, the Committee shall work closely with the Chairman of the Board of the Company.

(iv)	To periodically review the Company’s Restated Certificate of Incorporation, as amended and Bylaws as they relate to corporate governance issues, including any modifications and enhancements to the Company’s takeover and structural defenses.

E.	Evaluation of the Board

The Committee shall be responsible for overseeing the annual evaluation of the Board as a whole. The Committee shall establish procedures to allow it to exercise this oversight function.

VI.	Removal

A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. No person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule or regulation of the United States Securities and Exchange Commission or the Nasdaq Stock Market.

VII.	Policy on Director Attendance at Annual Meetings

The Committee shall formulate and recommend to the Board for adoption a policy regarding attendance of directors at annual meetings of the Company’s stockholders.

VIII.	Annual Evaluation Procedures

The Committee shall on an annual basis evaluate its performance, which evaluation should among other things: (i) compare its performance with the requirements of this Charter, (ii) evaluate its performance against its goals and objectives for the previous year, and (iii) set forth its goals and objectives for the upcoming year. The evaluation should include a review and assessment of the adequacy of this Charter. The Committee shall address all matters that it considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated, the quality of the written materials and presentations and whether the number and length of meetings of the Committee were adequate for it to complete its work in a thorough and thoughtful manner.

The Committee shall report the results of its evaluation to the Board, including any recommended amendments to this Charter and any recommended changes to the Company’s or the Board’s policies or procedures.

IX.	Investigations and Studies; Outside Advisors

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Company’s expense, such independent counsel or other advisors as it deems necessary to assist the Committee in any such studies. The Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms, such fees to be borne by the Company.

X.	Miscellaneous

Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. This Charter, and any amendments thereto, shall be displayed on the Company’s web site and a printed copy of such shall be made available to any stockholder of the Company who requests it.

Please Detach and Mail in the Envelope Provided

PROXY **THE WET SEAL, INC. – ANNUAL MEETING** **PROXY**

Solicited on behalf of the Board of Directors
for the Annual Meeting to be held on July 20, 2005

The undersigned, a stockholder of The Wet Seal, Inc., a Delaware corporation, appoints Joel N. Waller and Douglas C. Felderman, or either of them, his/her/its true and lawful agents and proxies, each with full power of substitution, to vote all of the shares of stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of The Wet Seal, Inc. to be held at The Westin South Coast Plaza, 686 Anton Blvd., Costa Mesa, California on Wednesday, July 20, 2005, at 10:00 a.m., local time, and any adjournment or postponement thereof, with respect to the following matters which are more fully explained in our Proxy Statement dated June 17, 2005, receipt of which is acknowledged by the undersigned:

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL SIX NOMINEES AND FOR PROPOSALS 1, 2 AND 4 AS MORE SPECIFICALLY SET FORTH IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

NEW ADDRESS: ______________________________________

Check here for
address change / /

____

____

____

(Continued and to be signed and dated on reverse side)

Please mark

votes as in

this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL SIX NOMINEES AND “FOR” PROPOSALS 1, 2 AND 4.

1. To approve an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our Class A Common Stock from 150,000,000 to 300,000,000. FOR

AGAINST

ABSTAIN

2. To approve an Amendment No. 1 to The Wet Seal, Inc. 2005 Stock Incentive Plan increasing the number shares of Class A common stock available for issuance from 10,000,000 to 12,500,000. FOR

AGAINST

ABSTAIN

3. Election of directors--The Board recommends a vote FOR each of the following nominees:

1. Sidney M. Horn

2. Harold D. Kahn

3. Kenneth M. Reiss

4. Alan Siegel

5. Joel N. Waller

6. Henry D. Winterstern

For all nominees except vote withheld from the following nominees (if any):

________________________________________ FOR ALL

NOMINEES

WITHHELD

FROM ALL

NOMINEES

4. Ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as independent auditors for fiscal year 2005. FOR

AGAINST

ABSTAIN

5. Transaction of any other business as may properly come before the Annual Meeting or any adjournment or postponements thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. If signer is a corporation, please give full corporate name and have a duly authorized officer sign stating title. If signer is a partnership, please sign in partnership name by authorized person.

Signature: Date: Signature: Date: